    As filed with the Securities and Exchange Commission on December 24, 2002

                                              1933 Act Registration No. 33-39659
                                              1940 Act Registration No. 811-6292

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-lA

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]
                         Pre-Effective Amendment No. [ ]

                       Post-Effective Amendment No. 34 [X]

      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [ X ]

                                Amendment No. 34

                              UBS INVESTMENT TRUST

               (Exact Name of Registrant as Specified in Charter)

                               51 West 52nd Street
                          New York, New York 10019-6114

                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (212) 882-5000

                              AMY R. DOBERMAN, ESQ.

                      UBS Global Asset Management (US) Inc.
                               51 West 52nd Street
                          New York, New York 10019-6114
                     (Name and Address of Agent for Service)

                                   Copies to:
                              JACK W. MURPHY, ESQ.
                                     Dechert
                              1775 Eye Street, N.W.
                             Washington, D.C. 20006


Approximate Date of Proposed Public Offering: Effective Date of this Post-Effective Amendment.

It is proposed that this filing will become effective:
[ ] Immediately upon filing pursuant to Rule 485(b)

[X] On December 27, 2002 pursuant to Rule 485(b)

[ ] 60 days after filing pursuant to Rule 485(a)(1)
[ ] On pursuant to Rule 485(a)(1)
[ ] 75 days after filing pursuant to Rule 485(a)(2)
[ ] Onpursuant to Rule 485(a)(2)

Title of Securities Being Registered: Class A, B, C and Y Shares of Beneficial Interest of UBS Tactical Allocation Fund.

[UBS Logo]


      UBS TACTICAL ALLOCATION FUND

      PROSPECTUS

      DECEMBER 27, 2002



      This prospectus offers Class A, Class B, Class C and Class Y shares of UBS Tactical Allocation Fund. Each class has different sales charges and ongoing expenses. You can choose the class that is best for you based on how much you plan to invest and how long you plan to hold your fund shares. Class Y shares are available only to certain types of investors.


      As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the fund's shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.


            --------------------------------------------------------
              NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE.
            --------------------------------------------------------

UBS TACTICAL ALLOCATION FUND
--------------------------------------------------------------------------------


CONTENTS


THE FUND
What every investor should know about the fund
    Investment Objective, Strategies and Risks..............  Page 1
    Performance.............................................  Page 3
    Expenses and Fee Tables.................................  Page 5
    More About Risks and Investment Strategies..............  Page 6

YOUR INVESTMENT
Information for managing your fund account
    Managing Your Fund Account..............................  Page 8
     -- Flexible Pricing
     -- Buying Shares
     -- Selling Shares
     -- Exchanging Shares
     -- Transfer Agent
     -- Pricing and Valuation

ADDITIONAL INFORMATION
Additional important information about the fund
    Management..............................................  Page 16
    Dividends and Taxes.....................................  Page 17
    Financial Highlights....................................  Page 18
    Appendix................................................  Page 21
    Where to learn more about UBS mutual funds..............  Back Cover


         -------------------------------------------------------------
           THE FUND IS NOT A COMPLETE OR BALANCED INVESTMENT PROGRAM.
         -------------------------------------------------------------


--------------------------------------------------------------------------------
                                                     UBS Global Asset Management

UBS TACTICAL ALLOCATION FUND
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

FUND OBJECTIVE

Total return, consisting of long-term capital appreciation and current income.

PRINCIPAL INVESTMENT STRATEGIES

The fund allocates its assets between

  a stock portion that is designed to track the performance of the Standard & Poor's 500 Composite Stock Price Index ('S&P 500 Index') and


  a fixed income portion that consists of either U.S. Treasury notes with a maturity of approximately 5 years or U.S. Treasury bills with remaining maturities of approximately 30 days.



UBS Global Asset Management (US) Inc. ('UBS Global AM'), the fund's investment advisor, reallocates the fund's assets in accordance with the recommendations of its own Tactical Allocation Model on the first business day of each month.


The Tactical Allocation Model attempts to track the performance of the S&P 500 Index in periods of strong market performance. The Model attempts to take a more defensive posture by reallocating assets to bonds or cash when the Model signals a potential bear market, prolonged downturn in stock prices or significant loss in value. The Model can recommend stock allocations of 100%, 75%, 50%, 25% or 0%.

If the Tactical Allocation Model recommends a stock allocation of less than 100%, the Model also recommends a fixed income allocation for the remainder of the fund's assets. The Model uses a bond risk premium determination to decide whether to recommend five-year U.S. Treasury notes or 30-day U.S. Treasury bills.


UBS Global AM may (but is not required to) use options and futures and other derivatives to adjust its exposure to different asset classes or to maintain exposure to stocks or bonds while maintaining a cash balance for fund management purposes. UBS Global AM also may use these instruments to reduce the risk of adverse price movements while investing cash received when investors buy fund shares, to facilitate trading and to reduce transaction costs.


PRINCIPAL RISKS

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the fund. The principal risks presented by an investment in the fund are:

  Asset Allocation Risk -- The Tactical Allocation Model may not correctly predict the times to shift the fund's assets from one type of investment to another.

  Equity Risk -- Stocks and other equity securities generally fluctuate in value more than bonds. The fund could lose all of its investment in a company's stock.


--------------------------------------------------------------------------------
UBS Global Asset Management                                                    1

UBS TACTICAL ALLOCATION FUND
--------------------------------------------------------------------------------


  Interest Rate Risk -- The value of the fund's bond investments generally will fall when interest rates rise.

  Index Tracking Risk -- The fund expects a close correlation between the performance of the portion of its assets allocated to stocks and that of the S&P 500 Index in both rising and falling markets. The performance of the fund's stock investments, however, generally will not be identical to that of the Index because of the fees and expenses borne by the fund and investor purchases and sales of fund shares, which can occur daily.

  Foreign Investing Risk -- The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad. Also, the fund is subject to the risk of changes in currency valuations.


  Derivatives Risk -- The fund's investments in derivatives may rise or fall in value more rapidly than the fund's other investments.


More information about risks of an investment in the fund is provided below in 'More About Risks and Investment Strategies.'


--------------------------------------------------------------------------------
2                                                    UBS Global Asset Management

UBS TACTICAL ALLOCATION FUND
--------------------------------------------------------------------------------


PERFORMANCE

RISK/RETURN BAR CHART AND TABLE

The following bar chart and table provide information about the fund's performance and thus give some indication of the risks of an investment in the fund.

The bar chart shows how the fund's performance has varied from year to year. The chart shows Class C shares because they have the longest performance history of any class of fund shares. The chart does not reflect the effect of sales charges; if it did, the total returns shown would be lower.


The table that follows the chart shows the average annual returns over several time periods for each class of the fund's shares. The table does reflect fund sales charges. The table compares fund returns to returns of the S&P 500 Index, which is unmanaged and, therefore, does not reflect any sales charges or expenses.



The table shows returns on a before-tax and after-tax basis for Class C shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and are likely to differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the period. After-tax returns are shown for Class C shares only, and after-tax returns for the other classes will vary.



The fund's past performance, before and after taxes, does not necessarily indicate how the fund will perform in the future.



--------------------------------------------------------------------------------
UBS Global Asset Management                                                    3

UBS TACTICAL ALLOCATION FUND
--------------------------------------------------------------------------------


TOTAL RETURN ON CLASS C SHARES (1993 IS THE FUND'S FIRST FULL CALENDAR YEAR OF OPERATIONS)


                              [GRAPH]

1993    1994    1995    1996    1997    1998    1999    2000    2001
----    ----    ----    ----    ----    ----    ----    ----    ----
7.64%  -1.28%  34.09%  20.66%  31.01%  26.78%  17.62%  -2.94%  -13.23%



Total return January 1 to September 30, 2002 -- (29.09)%


Best quarter during years shown: 4th quarter, 1998 -- 20.82%


Worst quarter during years shown: 3rd quarter, 2001 -- (15.04)%



AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDED DECEMBER 31, 2001)





                                                                                         LIFE OF
CLASS (INCEPTION DATE)                                       1 YEAR        5 YEARS        CLASS
----------------------                                       ------        -------        -----
Class A (5/10/93)
    Return Before Taxes...................................  (17.35)%        10.06%        12.67%
Class B (1/30/96)
    Return Before Taxes...................................  (17.54)%        10.20%        11.75%
Class C (7/22/92)
    Return Before Taxes...................................  (14.96)%        10.25%        12.28%
    Return After Taxes on Distributions...................  (15.11)%         9.38%        11.15%
    Return After Taxes on Distributions and Sale of Fund
      Shares..............................................   (9.08)%         8.37%        10.08%
Class Y (5/10/93)
    Return Before Taxes...................................  (12.31)%        11.64%        13.73%
S&P 500 Index (reflects no deduction for fees, expenses,
  or taxes)...............................................  (11.88)%        10.70%          *


---------------------

* Average annual total returns for the S&P 500 Index for the life of each class shown were as follows:


  Class A -- 13.78%; Class B -- 12.20%; Class C -- 13.73%; Class Y -- 13.78%.



--------------------------------------------------------------------------------
4                                                    UBS Global Asset Management

UBS TACTICAL ALLOCATION FUND
--------------------------------------------------------------------------------


EXPENSES AND FEE TABLES

FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment when you buy or sell fund shares)

                                                          CLASS A   CLASS B   CLASS C   CLASS Y
                                                          -------   -------   -------   -------
Maximum Sales Charge (Load) (as a % of offering
  price)................................................   5.50%       5%        2%      None
  Maximum Front-End Sales Charge (Load) Imposed on
    Purchases (as a % of offering price)................   5.50%     None        1%      None
  Maximum Deferred Sales Charge (Load) (as a % of
    offering price).....................................    None       5%        1%      None
Exchange Fee............................................    None     None      None      None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)


                                                           CLASS A   CLASS B   CLASS C   CLASS Y
                                                           -------   -------   -------   -------
Management Fees..........................................   0.45%     0.45%     0.45%     0.45%
Distribution and/or Service (12b-1) Fees.................   0.25      1.00      1.00     None
Other Expenses...........................................   0.19      0.20      0.18      0.13
                                                            ----      ----      ----      ----
Total Annual Fund Operating Expenses.....................   0.89%     1.65%     1.63%     0.58%
                                                            ----      ----      ----      ----
                                                            ----      ----      ----      ----


EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.


The example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain at their current levels. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                                         1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                         ------   -------   -------   --------
Class A...............................................    $636     $818     $1,016     $1,586
Class B (assuming sale of all shares at end of
  period).............................................     668      820      1,097      1,566
Class B (assuming no sale of shares)..................     168      520        897      1,566
Class C (assuming sale of all shares at end of
  period).............................................     364      609        978      2,013
Class C (assuming no sale of shares)..................     264      609        978      2,013
Class Y...............................................      59      186        324        726



--------------------------------------------------------------------------------
UBS Global Asset Management                                                    5

UBS TACTICAL ALLOCATION FUND
--------------------------------------------------------------------------------


MORE ABOUT RISKS AND INVESTMENT STRATEGIES

PRINCIPAL RISKS

The main risks of investing in the fund are described below. Other risks of investing in the fund, along with further detail about some of the risks described below, are discussed in the fund's Statement of Additional Information ('SAI'). Information on how you can obtain the SAI is on the back cover of this prospectus.


Asset Allocation Risk. The UBS Tactical Allocation Model may not correctly predict the times to shift the fund's assets from one type of investment to another.


Equity Risk. The prices of common stocks and other equity securities generally fluctuate more than those of other investments. They reflect changes in the issuing company's financial condition and changes in the overall market. Common stocks generally represent the riskiest investment in a company. The fund may lose a substantial part, or even all, of its investment in a company's stock.

Interest Rate Risk. The value of bonds can be expected to fall when interest rates rise and to rise when interest rates fall. Interest rate risk is the risk that interest rates will rise, so that the value of the fund's investments in bonds will fall. Because interest rate risk is the primary risk presented by U.S. government and other very high quality bonds, changes in interest rates may actually have a larger effect on the value of those bonds than on lower quality bonds.

Index Tracking Risk. The fund expects a close correlation between the performance of the portion of its assets allocated to stocks and that of the S&P 500 Index in both rising and falling markets. While the fund attempts to replicate, before deduction of fees and operating expenses, the investment results of the Index, the fund's investment results generally will not be identical to those of the Index. Deviations from the performance of the Index may result from shareholder purchases and sales of shares that can occur daily. In addition, the fund must pay fees and expenses that are not borne by the Index.

Foreign Investing Risk. The S&P 500 Index includes some U.S. dollar denominated securities of foreign issuers. Foreign investing may involve risks relating to political, social and economic developments abroad to a greater extent than investing in the securities of U.S. issuers. In addition, there are differences between U.S. and foreign regulatory requirements and market practices.

Derivatives Risk. The value of 'derivatives' -- so-called because their value 'derives' from the value of an underlying asset, reference rate or index -- may rise or fall more rapidly than the value of other investments. For some derivatives, it is possible for the fund to lose more than the amount it invested in the derivative. Options and futures contracts are examples of derivatives. The fund's use of derivatives may not succeed for various reasons, including unexpected changes in the value of the derivatives or the assets underlying them. Also, if the fund uses derivatives to adjust or 'hedge' the overall risk of its portfolio, the hedge may not succeed if changes in the value


--------------------------------------------------------------------------------
6                                                    UBS Global Asset Management

UBS TACTICAL ALLOCATION FUND
--------------------------------------------------------------------------------


of the derivatives are not matched by opposite changes in the value of the assets being hedged.

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES


Defensive Positions; Cash Reserves. To protect itself from adverse market conditions, the fund may take a temporary defensive position that is different from its normal investment strategy. This means that the fund may temporarily invest a larger-than-normal part, or even all, of its assets in cash or money market instruments. Since these investments provide relatively low income, a defensive or transitional position may not be consistent with achieving the fund's investment objective. The fund may invest all or any portion of its total assets in U.S. Treasury bills when recommended by the UBS Tactical Allocation Model. The fund normally maintains a limited amount of cash for liquidity purposes.


Portfolio Turnover. The fund may engage in frequent trading to achieve its investment objective. Frequent trading can result in portfolio turnover in excess of 100% or more (high portfolio turnover).

Frequent trading may increase the portion of the fund's capital gains that are realized for tax purposes in any given year. This may increase the fund's taxable distributions in that year. Frequent trading also may increase the portion of the fund's realized capital gains that are considered 'short-term' for tax purposes. Shareholders will pay higher taxes on distributions that represent short-term capital gains than they would pay on distributions that represent long-term capital gains. Frequent trading also may result in higher fund expenses due to transaction costs and may negatively impact fund performance.

The fund does not restrict the frequency of trading to limit expenses or the tax effect that the fund's distributions may have on shareholders.


MORE INFORMATION ABOUT THE S&P 500 INDEX



The S&P 500 Index is composed of 500 common stocks that are selected by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ('S&P'). Most of these 500 stocks trade on the New York Stock Exchange. These stocks represent approximately 75% of the market value of all U.S. common stocks but do not necessarily represent the largest companies. S&P selects the component stocks included in the S&P 500 Index with the aim of achieving a distribution that is representative of the various industry components of the U.S. market for common stocks. S&P also considers aggregate market value and trading activity in the selection process. The fund is not sponsored, endorsed, sold or promoted by S&P, and S&P makes no representation regarding the advisability of investing in the fund. 'Standard & Poor's'r', 'S&P 500'r' and 'Standard & Poor's 500', are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by UBS Global AM.



--------------------------------------------------------------------------------
UBS Global Asset Management                                                    7

UBS TACTICAL ALLOCATION FUND
--------------------------------------------------------------------------------


MANAGING YOUR FUND ACCOUNT

FLEXIBLE PRICING


The fund offers four classes of shares -- Class A, Class B, Class C and
Class Y. Each class has different sales charges and ongoing expenses. You can choose the class that is best for you, based on how much you plan to invest and how long you plan to hold your fund shares. Class Y shares are only available to certain types of investors.



The fund has adopted a rule 12b-1 plan for its Class A, Class B and Class C shares that allows it to pay service and (for Class B and Class C shares) distribution fees for the sale of its shares and services provided to shareholders. Because the 12b-1 distribution fees for Class B and Class C shares are paid out of the fund's assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than if you paid the front-end sales charge for Class A shares.


You may qualify for a waiver of certain sales charges on Class A, Class B and Class C shares. See 'Sales Charge Waivers for Class A, Class B and Class C shares' below. You may also qualify for a reduced sales charge on Class A shares. See 'Sales Charge Reductions for Class A Shares' below.

CLASS A SHARES

Class A shares have a front-end sales charge that is included in the offering price of the Class A shares. This sales charge is paid at the time of the purchase and is not invested in the fund. Class A shares pay an annual 12b-1 service fee of 0.25% of average net assets, but they pay no 12b-1 distribution fees. The ongoing expenses for Class A shares are lower than for Class B and Class C shares.

The Class A sales charges for the fund are described in the following table.

CLASS A SALES CHARGES

                                                                                       REALLOWANCE TO SELECTED
                                                SALES CHARGE AS A PERCENTAGE OF:              DEALERS AS
            AMOUNT OF INVESTMENT              OFFERING PRICE   NET AMOUNT INVESTED   PERCENTAGE OF OFFERING PRICE
            --------------------              --------------   -------------------   ----------------------------
Less than $50,000...........................       5.50%              5.82%                          5.00%
$50,000 to $99,999..........................       4.50               4.71                           4.00
$100,000 to $249,999........................       3.50               3.63                           3.00
$250,000 to $499,999........................       2.50               2.56                           2.00
$500,000 to $999,999........................       2.00               2.04                           1.75
$1,000,000 and over (1).....................       None               None                     up to 1.00(2)

---------------------


(1) A deferred sales charge of 1% of the shares' offering price or the net asset value at the time of sale by the shareholder, whichever is less, is charged on sales of shares made within one year of the purchase date. Class A shares representing reinvestment of dividends are not subject to this 1% charge. Withdrawals under the fund's Automatic Cash Withdrawal Plan in the first year after purchase of up to 12% of the value of the fund account are not subject to this charge.



(2) UBS Global AM pays 1% to the dealer for sales of greater than $1 million but less than $3 million, 0.75% for sales of at least $3 million but less than $5 million, 0.50% for sales of at least $5 million but less than $50 million and 0.25% for sales of $50 million or more.



--------------------------------------------------------------------------------
8                                                    UBS Global Asset Management

UBS TACTICAL ALLOCATION FUND
--------------------------------------------------------------------------------


CLASS B SHARES

Class B shares have a deferred sales charge. When you purchase Class B shares, we invest 100% of your purchase in fund shares. However, you may have to pay the deferred sales charge when you sell your fund shares, depending on how long you own the shares.


Class B shares pay an annual 12b-1 distribution fee of 0.75% of average net assets, as well as an annual 12b-1 service fee of 0.25% of average net assets. If you hold your Class B shares for the period specified below, they will automatically convert to Class A shares, which have lower ongoing expenses.


If you sell Class B shares before the end of the specified period, you will pay a deferred sales charge. We calculate the deferred sales charge by multiplying the lesser of the net asset value of the Class B shares at the time of purchase or the net asset value at the time of sale by the percentage shown below:

                                    PERCENTAGE (BASED ON AMOUNT OF
                                   INVESTMENT) BY WHICH THE SHARES'
                                    NET ASSET VALUE IS MULTIPLIED:
                                    ------------------------------
                             LESS             $100,000       $250,000   $500,000
     IF YOU SELL             THAN                TO             TO         TO
   SHARES WITHIN:        $100,000'D'          $249,999       $499,999   $999,999
   --------------        -----------          --------       --------   --------
1st year since
 purchase............        5%                 3%               3%         2%
2nd year since
 purchase............        4%                 2%               2%         1%
3rd year since
 purchase............        3%                 2%               1%         None
4th year since
 purchase............        2%                 1%               None       None
5th year since
 purchase............        2%                 None             None       None
6th year since
 purchase............        1%                 None             None       None
7th year since
 purchase............        None               None             None       None

---------------------

'D' These percentages also apply to purchases made prior to November 5, 2001, regardless of the amount of Class B shares purchased.

If you are eligible for a complete waiver of the sales charge on Class A shares because you are investing $1 million or more, you should purchase Class A shares, which have lower ongoing expenses.


Class B shares automatically convert to Class A shares after the end of the sixth year if you purchase less than $100,000, after the end of the fourth year if you purchase at least $100,000 but less than $249,999, after the end of the third year if you purchase at least $250,000 but less than $500,000, and after the end of the second year, if you purchase $500,000 or more but less than $1 million. To qualify for the lower deferred sales charge and shorter conversion schedule, you must make the indicated investment as a single purchase.



We will not impose the deferred sales charge on Class B shares purchased by reinvesting dividends or on withdrawals in any year of up to 12% of the value of your Class B shares under the Automatic Cash Withdrawal Plan.


To minimize your deferred sales charge, we will assume that you are selling:

   First, Class B shares representing reinvested dividends, and

   Second, Class B shares that you have owned the longest.

CLASS C SHARES

Class C shares have a front-end sales charge that is included in the offering price of the Class C shares, as described in the following table. This sales charge is paid at the time of the purchase and is not invested in the fund.


--------------------------------------------------------------------------------
UBS Global Asset Management                                                    9

UBS TACTICAL ALLOCATION FUND
--------------------------------------------------------------------------------


     SALES CHARGE AS A
      PERCENTAGE OF:           REALLOWANCE TO
---------------------------   SELECTED DEALERS
                 NET AMOUNT   AS PERCENTAGE OF
OFFERING PRICE    INVESTED     OFFERING PRICE
--------------    --------     --------------
    1.00%          1.01%           1.00%


Class C shares pay an annual 12b-1 distribution fee of 0.75% of average net assets, as well as an annual 12b-1 service fee of 0.25% of average net assets. Class C shares do not convert to another class of shares. This means that you will pay the 12b-1 distribution and service fees for as long as you own your shares.


Class C shares also have a deferred sales charge applicable if you sell your shares within one year of the date you purchased them. We calculate the deferred sales charge on sales of Class C shares by multiplying 1.00% by the lesser of the net asset value of the Class C shares at the time of purchase or the net asset value at the time of sale.

SALES CHARGE WAIVERS FOR CLASS A, CLASS B AND CLASS C SHARES

Class A Front-end Sales Charge Waivers. Front-end sales charges will be waived if you buy Class A shares with proceeds from the following sources:


 1. Redemptions from any registered mutual fund for which UBS Global AM or any of its affiliates serve as principal underwriter if you:


       Originally paid a front-end sales charge on the shares; and

       Reinvest the money within 60 days of the redemption date.

The fund's front-end sales charges will also not apply to Class A purchases by or through:


 2. Employees of UBS AG and its subsidiaries and members of the employees' immediate families; and members of the Board of Directors/Trustees of any investment company for which UBS Global AM or any of its affiliates serve as principal underwriter.


 3. Trust companies and bank trust departments investing on behalf of their clients if clients pay the bank or trust company an asset-based fee for trust or asset management services.

 4. Retirement plans and deferred compensation plans that have assets of at least $1 million or at least 25 eligible employees.


 5. Broker-dealers and other financial institutions (including registered investment advisors and financial planners) that have entered into a selling agreement with UBS Global AM (or otherwise have an arrangement with a broker-dealer or other financial institution with respect to sales of fund shares), on behalf of clients participating in a fund supermarket, wrap program, or other program in which clients pay a fee for advisory services, executing transactions in fund's shares, or for otherwise participating in the program.



 6. Employees of broker-dealers and other financial institutions (including registered investment advisors and financial planners) that have entered into a selling agreement with UBS Global AM (or otherwise having an arrangement with a broker-dealer or



--------------------------------------------------------------------------------
10                                                   UBS Global Asset Management

UBS TACTICAL ALLOCATION FUND
--------------------------------------------------------------------------------


    other financial institution with respect to sales of fund shares), and their immediate family members, as allowed by the internal policies of their employer.

 7. Insurance company separate accounts.


 8. Shareholders of the Class N shares of any UBS fund who held such shares at the time they were redesignated as Class A shares.


 9. Reinvestment of capital gains distributions and dividends.


10. College savings plans organized under Section 529 of the Internal Revenue Code.


11. A UBS PaineWebber Financial Advisor who was formerly employed as an investment executive with a competing brokerage firm, and you were the Financial Advisor's client at the competing brokerage firm;

      within 90 days of buying shares in the fund, you sell shares of one or more mutual funds that were principally underwritten by the competing brokerage firm or its affiliates, and you either paid a sales charge to buy those shares, pay a deferred sales charge when selling them or held those shares until the deferred sales charge was waived; and

      you purchase an amount that does not exceed the total amount of money you received from the sale of the other mutual fund.

Class C Front-end Sales Charge Waivers. Front-end sales charges will be waived if you buy Class C shares through a UBS PaineWebber Financial Advisor who was formerly employed as an investment executive with a competing brokerage firm, and you were the Financial Advisor's client at the competing brokerage firm;


  within 90 days of buying shares in the fund, you sell shares of one or more mutual funds that were principally underwritten by the competing brokerage firm or its affiliates, and you either paid a sales charge to buy those shares, pay a deferred sales charge when selling them or held those shares until the deferred sales charge was waived; and


  you purchase an amount that does not exceed the total amount of money you received from the sale of the other mutual fund.

Class A, Class B and Class C Shares Deferred Sales Charge Waivers. The deferred sales charge will be waived for:

  Redemptions of Class A shares by former holders of Class N shares;


  Exchanges between Family Funds ('Family Funds' include other UBS funds,
  UBS PACE'sm' Select funds and other funds for which UBS Global AM or any of its affiliates serve as principal underwriter), if purchasing the same class of shares;


  Redemptions following the death or disability of the shareholder or beneficial owner;

  Tax-free returns of excess contributions from employee benefit plans;

  Distributions from employee benefit plans, including those due to plan termination or plan transfer;


--------------------------------------------------------------------------------
UBS Global Asset Management                                                   11

UBS TACTICAL ALLOCATION FUND
--------------------------------------------------------------------------------


  Redemptions made in connection with the Automatic Cash Withdrawal Plan, provided that such redemptions:

    are limited annually to no more than 12% of the original account value;

    are made in equal monthly amounts, not to exceed 1% per month;

    the minimum account value at the time the Automatic Cash Withdrawal Plan was initiated was no less than $5,000; and

  Redemptions of shares purchased through retirement plans.

SALES CHARGE REDUCTIONS FOR CLASS A SHARES (RIGHT OF ACCUMULATION/CUMULATIVE QUANTITY DISCOUNT)


A purchaser of Class A shares may qualify for a cumulative quantity discount by combining a current purchase with certain other Class A shares of Family Funds already owned. To determine if you qualify for a reduced front-end sales charge, the amount of your current purchase is added to the cost or current value, whichever is higher, of your other Class A shares as well as those Class A shares of your spouse and children under the age of 21. If you are the sole owner of a company, you may also add any company accounts, including retirement plan accounts invested in Class A shares of the Family Funds. Companies with one or more retirement plans may add together the total plan assets invested in Class A shares of the Family Funds to determine the front-end sales charge that applies. To qualify for the cumulative quantity discount on a purchase through a financial institution, when each purchase is made the investor or institution must provide UBS Global AM with sufficient information to verify that the purchase qualifies for the privilege or discount.


NOTE ON SALES CHARGE WAIVERS FOR CLASS A, CLASS B AND CLASS C SHARES


If you think you qualify for any of the sales charge waivers described above, you will need to provide documentation to UBS Global AM or the fund. For more information, you should contact your investment professional or call
1-800-647 1568. If you want information on the fund's Automatic Cash Withdrawal Plan, see the SAI or contact your investment professional.


CLASS Y SHARES

Class Y shares have no sales charge. Only specific types of investors can purchase Class Y shares.

The following investors are eligible to purchase Class Y shares:


  Shareholders of the Class I shares of any UBS fund who held such shares as of the date the shares were redesignated Class Y shares;


  Retirement plans with 5,000 or more eligible employees or $100 million or more in plan assets;


  Retirement plan platforms/programs that include fund shares if the platform/program covers plan assets of at least $100 million;


  Trust companies and bank trust departments purchasing shares on behalf of their clients in a fiduciary capacity;


  Banks, registered investment advisors and other financial institutions purchasing fund



--------------------------------------------------------------------------------
12                                                   UBS Global Asset Management

UBS TACTICAL ALLOCATION FUND
--------------------------------------------------------------------------------



  shares for their clients as part of a discretionary asset allocation model portfolio;



  Shareholders who owned Class Y shares of the fund through the UBS PACE'sm' Multi Advisor Program as of November 15, 2001, will be eligible to continue to purchase Class Y shares of that fund through the program;



  College savings plans organized under Section 529 of the Internal Revenue Code if shareholder servicing fees are paid exclusively outside of the participating funds; and



  Other investors as approved by the fund's Board.


Class Y shares do not pay ongoing distribution or service fees. The ongoing expenses for Class Y shares are the lowest for all the classes.

BUYING SHARES


You can buy fund shares through your investment professional at a broker-dealer or other financial institution with which UBS Global AM has a dealer agreement or through the fund's transfer agent as described below.


If you wish to invest in other Family Funds, you can do so by:


  Contacting your investment professional (if you have an account at a financial institution that has entered into a dealer agreement with UBS Global AM);



  Buying shares through the transfer agent as described below; or


  Opening an account by exchanging shares from another Family Fund.


The fund and UBS Global AM reserve the right to reject a purchase order or suspend the offering of shares.


MINIMUM INVESTMENTS

To open an account.................  $1,000
To add to an account...............  $  100

The fund may waive or reduce these amounts for:


  Employees of UBS Global AM or its affiliates; or


  Participants in certain pension plans, retirement accounts, unaffiliated investment programs or the fund's automatic investment plan.


Market Timers. The interests of the fund's long-term shareholders and the fund's ability to manage its investments may be adversely affected when its shares are repeatedly bought and sold in response to short-term market fluctuations -- also known as 'market timing.' When large dollar amounts are involved, the fund may have difficulty implementing long-term investment strategies, because it cannot predict how much cash it will have to invest. Market timing also may force the fund to sell portfolio securities at disadvantageous times to raise the cash needed to buy a market timer's fund shares. These factors may hurt the fund's performance and its shareholders. When UBS Global AM believes frequent trading would have a disruptive effect on the fund's ability to manage its investments, UBS Global AM and the fund may reject purchase orders and exchanges into the fund by any person, group or account that UBS Global AM believes to be a market timer.



--------------------------------------------------------------------------------
UBS Global Asset Management                                                   13

UBS TACTICAL ALLOCATION FUND
--------------------------------------------------------------------------------


SELLING SHARES

You can sell your fund shares at any time. If you own more than one class of shares, you should specify which class you want to sell. If you do not, the fund will assume that you want to sell shares in the following order: Class A, then Class C, then Class B and last, Class Y.

If you want to sell shares that you purchased recently, the fund may delay payment until it verifies that it has received good payment.

If you hold your shares through a financial institution, you can sell shares by contacting your investment professional. If you purchased shares through the fund's transfer agent, you may sell them as explained below.

If you sell Class A shares and then repurchase Class A shares of the fund within 365 days of the sale, you can reinstate your account without paying a sales charge.

It costs the fund money to maintain shareholder accounts. Therefore, the fund reserves the right to repurchase all shares in any account that has a net asset value of less than $500. If the fund elects to do this with your account, it will notify you that you can increase the amount invested to $500 or more within 60 days. The fund will not repurchase shares in accounts that fall below $500 solely because of a decrease in the fund's net asset value.

EXCHANGING SHARES


You may exchange Class A, Class B or Class C shares of the fund for shares of the same class of most other Family Funds (except that you may not exchange shares into the GAM Money Market Account, and Class B shares of the fund are not exchangeable with Class B shares of any of the GAM Funds). You may not exchange Class Y shares.


You will not pay either a front-end sales charge or a deferred sales charge when you exchange shares. However, you may have to pay a deferred sales charge if you later sell the shares you acquired in the exchange. The fund will use the date of your original share purchase to determine whether you must pay a deferred sales charge when you sell the shares of the fund acquired in the exchange.

Other Family Funds may have different minimum investment amounts. You may not be able to exchange your shares if your exchange is not as large as the minimum investment amount in that other fund.

You may exchange shares of one fund for shares of another fund only after the first purchase has settled and the first fund has received your payment.

If you hold your fund shares through a financial institution, you may exchange your shares by placing an order with that institution. If you hold your fund shares through the fund's transfer agent, you may exchange your shares as explained below.

A fund may modify or terminate the exchange privilege at any time.

TRANSFER AGENT

If you wish to invest in any of the Family Funds through the fund's transfer agent, PFPC Inc., you can obtain an application by calling 1-800-647 1568. You must complete and sign


--------------------------------------------------------------------------------
14                                                   UBS Global Asset Management

UBS TACTICAL ALLOCATION FUND
--------------------------------------------------------------------------------


the application and mail it, along with a check to the transfer agent.

You may also sell or exchange your shares by writing to the fund's transfer agent. Your letter must include:

  Your name and address;

  Your account number;

  The name of the fund whose shares you are selling, and if exchanging shares, the name of the fund whose shares you want to buy;

  The dollar amount or number of shares you want to sell and/or exchange; and

  A guarantee of each registered owner's signature. A signature guarantee may be obtained from a financial institution, broker, dealer or clearing agency that is a participant in one of the medallion programs recognized by the Securities Transfer Agents Association. These are: Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP). The fund will not accept signature guarantees that are not part of these programs.

Applications to purchase shares (along with a check), and letters requesting redemptions of shares or exchanges of shares through the transfer agent, should be mailed to:


  PFPC Inc.
  Attn: UBS Mutual Funds
  P.O. Box 8950
  Wilmington, DE 19899.


You do not have to complete an application when you make additional investments in the same fund.

PRICING AND VALUATION

The price at which you may buy, sell or exchange fund shares is based on net asset value per share. The fund calculates net asset value on days that the New York Stock Exchange is open. The fund calculates its net asset value separately for each class as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). The NYSE normally is not open, and the fund does not price its shares, on most national holidays and on Good Friday. If trading on the NYSE is halted for the day before 4:00 p.m., Eastern time, the fund's net asset value per share will be calculated as of the time trading was halted.

Your price for buying, selling or exchanging shares will be based on the net asset value (adjusted for any applicable sales charges) that is next calculated after the fund accepts your order. If you place your order through a financial institution, your investment professional is responsible for making sure that your order is promptly sent to the fund.

The fund calculates its net asset value based on the current market value for its portfolio securities. The fund normally obtains market values for its securities from independent pricing services that use reported last sales prices, current market quotations or valuations from computerized 'matrix' systems that derive values based on comparable securities. If a market value is not available from an independent pricing source for a particular security, that security is valued at a fair value determined by or under the direction of the fund's board. The fund normally uses the amortized cost method to value bonds that will mature in 60 days or less.


--------------------------------------------------------------------------------
UBS Global Asset Management                                                   15

UBS TACTICAL ALLOCATION FUND
--------------------------------------------------------------------------------



The fund may own securities, including some securities that trade primarily in foreign markets, that trade on weekends or other days on which the fund does not calculate net asset value. As a result, the fund's net asset value may change on days when you will not be able to buy and sell your fund shares. If the fund concludes that a material change in the value of a foreign security has occurred after the close of trading in its principal foreign market but before the close of regular trading on the NYSE, the fund may use fair value methods to reflect those changes. This policy is intended to assure that the fund's net asset value fairly reflects security values as of the time of pricing.


MANAGEMENT

INVESTMENT ADVISOR


UBS Global Asset Management (US) Inc. ('UBS Global AM'), a Delaware corporation located at 51 West 52nd Street, New York, NY 10019-6114, is an investment advisor registered with the U.S. Securities and Exchange Commission. As of November 30, 2002, UBS Global AM had approximately $73.8 billion in assets under management. UBS Global AM is an indirect, wholly owned subsidiary of UBS AG ('UBS') and a member of the UBS Global Asset Management Division, which had approximately $385.2 billion in assets under management as of September 30, 2002. UBS is an internationally diversified organization headquartered in Zurich, Switzerland, with operations in many areas of the financial services industry.


PORTFOLIO MANAGER


T. Kirkham Barneby is responsible for overseeing the UBS Tactical Allocation Model's asset allocation decisions for the fund. He has been responsible for the day-to-day management of the fund since February 1995. Mr. Barneby is a managing director -- quantitative investments of UBS Global AM and has been with the firm since 1994.


ADVISORY FEES


The fund paid fees to UBS Global AM for advisory and administrative services during the last fiscal year at the effective annual rate of 0.45% of its average daily net assets.


OTHER INFORMATION


The fund has received an exemptive order from the SEC that permits its board to appoint and replace a sub-advisor by appointing an unaffiliated sub-advisor and to amend sub-advisory contracts with unaffiliated sub-advisors without obtaining shareholder approval. Shareholders must approve this policy before the board may implement it. As of the date of this prospectus, the shareholders of the fund have not been asked to do so.



--------------------------------------------------------------------------------
16                                                   UBS Global Asset Management

UBS TACTICAL ALLOCATION FUND
--------------------------------------------------------------------------------


DIVIDENDS AND TAXES

DIVIDENDS


The fund normally declares and pays dividends annually. The fund distributes substantially all of its gains, if any, annually.


Classes with higher expenses are expected to have lower dividends. For example, Class B and Class C shares are expected to have the lowest dividends of the fund's shares, while Class Y shares are expected to have the highest.


You will receive dividends in additional shares of the same class unless you elect to receive them in cash. If you prefer to receive dividends in cash, contact your investment professional (or the fund's transfer agent if you invested in the fund through its transfer agent).


TAXES


The dividends that you receive from the fund generally are subject to federal income tax regardless of whether you receive them in additional fund shares or in cash. If you hold fund shares through a tax-exempt account or plan, such as an IRA or 401(k) plan, dividends on your shares generally will not be subject to tax before you receive distributions from the account or plan.



When you sell fund shares, you generally will be subject to federal income tax on any gain you realize. If you exchange the fund's shares for shares of another Family Fund, the transaction will be treated as a sale of the first fund's shares, and any gain will be subject to federal income tax.



The fund expects that its dividends will consist primarily of capital gain distributions. Distributions of short-term capital gains will be taxed as ordinary income. The distribution of capital gains will be taxed at a lower rate than ordinary income if the fund held the assets that generated the gains for more than one year. The fund will tell you annually how you should treat its dividends for tax purposes.



--------------------------------------------------------------------------------
UBS Global Asset Management                                                   17

UBS TACTICAL ALLOCATION FUND
--------------------------------------------------------------------------------


FINANCIAL HIGHLIGHTS


The following financial highlights tables are intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. In the tables, 'total investment return' represents the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).


This information in the financial highlights has been audited by Ernst & Young LLP, independent auditors, whose report, along with the fund's financial statements, is included in the fund's Annual Report to Shareholders. The Annual Report may be obtained without charge by calling 1-800-647 1568.


                                                                                         CLASS A
                                                              -------------------------------------------------------------
                                                                             FOR THE YEARS ENDED AUGUST 31,
                                                              -------------------------------------------------------------
                                                                2002        2001        2000        1999          1998
                                                                ----        ----        ----        ----          ----
Net asset value, beginning of year..........................  $  25.78    $  35.59    $  31.79    $  23.55      $  22.23
                                                              --------    --------    --------    --------      --------
Net investment income (loss)................................      0.13 @      0.32 @      0.60 @      0.15          0.15
Net realized and unrealized gains (losses) from
 investments................................................     (4.94)@     (6.45)@      3.92 @      8.84          1.47
                                                              --------    --------    --------    --------      --------
Net increase (decrease) from investment operations..........     (4.81)      (6.13)       4.52        8.99          1.62
                                                              --------    --------    --------    --------      --------
Dividends from net investment income........................     (0.03)      (0.77)      (0.02)      (0.17)        (0.12)
Distributions from net realized gains from investment
 transactions...............................................     (0.14)      (2.91)      (0.70)      (0.58)        (0.18)
                                                              --------    --------    --------    --------      --------
Total dividends and distributions to shareholders...........     (0.17)      (3.68)      (0.72)      (0.75)        (0.30)
                                                              --------    --------    --------    --------      --------
Net asset value, end of year................................  $  20.80    $  25.78    $  35.59    $  31.79      $  23.55
                                                              --------    --------    --------    --------      --------
                                                              --------    --------    --------    --------      --------
Total investment return(1)..................................    (18.79)%    (18.89)%     14.37 %     38.65 %        7.31 %
                                                              --------    --------    --------    --------      --------
                                                              --------    --------    --------    --------      --------
Ratios/supplemental data:
Net assets, end of year (000's).............................  $690,546    $958,783    $866,956    $702,580      $340,245
Expenses to average net assets, net of waivers from
 advisor(2).................................................      0.89 %      0.84 %      0.84 %      0.84 %        0.95 %
Net investment income (loss) to average net assets, net of
 waivers from advisor(2)....................................      0.54 %      1.08 %      1.77 %      0.56 %        0.74 %
Portfolio turnover..........................................         5 %        38 %       122 %         6 %          33 %


---------------------

@ Calculated using the average shares outstanding for the year.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.


(2) During the year ended August 31, 2001, UBS Global AM waived a portion of its advisory and administration fees. The ratios excluding the waiver for Class A, Class B and Class C shares were 0.85%, 1.61% and 1.61%, respectively, for expenses to average net assets and 1.07%, 0.37% and 0.37%, respectively, for net investment income to average net assets. During the years ended August 31, 2000 and August 31, 1999, UBS Global AM waived a portion of its advisory and administration fees. The ratios excluding the waiver would be the same since the fee waiver represents less than 0.005%.


  # Actual amount is less than $0.005 per share.



--------------------------------------------------------------------------------
18                                                   UBS Global Asset Management

UBS TACTICAL ALLOCATION FUND
--------------------------------------------------------------------------------


FINANCIAL HIGHLIGHTS (CONTINUED)

                              CLASS B
--------------------------------------------------------------------
                   FOR THE YEARS ENDED AUGUST 31,
--------------------------------------------------------------------
  2002           2001            2000           1999          1998
  ----           ----            ----           ----          ----
$  25.24      $    34.92      $    31.41      $  23.32      $  22.08
--------      ----------      ----------      --------      --------
   (0.05)@          0.11 @          0.33 @       (0.04)        --
   (4.82)@         (6.36)@          3.88 @        8.73          1.43
--------      ----------      ----------      --------      --------
   (4.87)          (6.25)           4.21          8.69          1.43
--------      ----------      ----------      --------      --------
   --              (0.52)         --             (0.02)        (0.01)
   (0.14)          (2.91)          (0.70)        (0.58)        (0.18)
--------      ----------      ----------      --------      --------
   (0.14)          (3.43)          (0.70)        (0.60)        (0.19)
--------      ----------      ----------      --------      --------
$  20.23      $    25.24      $    34.92      $  31.41      $  23.32
--------      ----------      ----------      --------      --------
--------      ----------      ----------      --------      --------
  (19.41)%        (19.54)%         13.54 %       37.61 %        6.49 %
--------      ----------      ----------      --------      --------
--------      ----------      ----------      --------      --------
$606,133      $  935,056      $1,091,107      $964,933      $483,068
    1.65 %          1.60 %          1.60 %        1.59 %        1.71 %
   (0.22)%          0.38 %          1.00 %       (0.20)%       (0.02)%
       5 %            38 %           122 %           6 %          33 %

                                      CLASS C
----------------------------------------------------------------
                 FOR THE YEARS ENDED AUGUST 31,
----------------------------------------------------------------
  2002          2001          2000          1999          1998
  ----          ----          ----          ----          ----
$  25.42      $  35.14      $  31.60      $  23.45      $  22.18
--------      --------      --------      --------      --------
   (0.05)@        0.11 @        0.34 @       (0.06)        (0.01)
   (4.85)@       (6.40)@        3.90 @        8.79          1.45
--------      --------      --------      --------      --------
   (4.90)        (6.29)         4.24          8.73          1.44
--------      --------      --------      --------      --------
   --            (0.52)        --            (0.00)#       --
   (0.14)        (2.91)        (0.70)        (0.58)        (0.17)
--------      --------      --------      --------      --------
   (0.14)        (3.43)        (0.70)        (0.58)        (0.17)
--------      --------      --------      --------      --------
$  20.38      $  25.42      $  35.14      $  31.60      $  23.45
--------      --------      --------      --------      --------
--------      --------      --------      --------      --------
  (19.39)%      (19.53)%       13.55 %       37.58 %        6.49%
--------      --------      --------      --------      --------
--------      --------      --------      --------      --------
$538,109      $790,704      $868,545      $738,781      $397,767
    1.63 %        1.60 %        1.60%         1.60 %        1.70 %
   (0.20)%        0.38 %        1.01 %       (0.20)%       (0.01)%
       5 %          38 %         122 %           6%           33 %



--------------------------------------------------------------------------------
UBS Global Asset Management                                                   19

UBS TACTICAL ALLOCATION FUND
--------------------------------------------------------------------------------



FINANCIAL HIGHLIGHTS (CONCLUDED)



                                                                                         CLASS Y
                                                              -------------------------------------------------------------
                                                                             FOR THE YEARS ENDED AUGUST 31,
                                                              -------------------------------------------------------------
                                                                2002        2001        2000        1999          1998
                                                                ----        ----        ----        ----          ----
Net asset value, beginning of year..........................  $  26.05    $  35.92    $  31.99    $  23.68      $ 22.33
                                                              --------    --------    --------    --------      -------
Net investment income.......................................      0.21 @      0.41 @      0.71 @      0.22         0.21
Net realized and unrealized gains (losses) from
 investments................................................     (5.00)@     (6.50)@      3.95 @      8.91         1.49
                                                              --------    --------    --------    --------      -------
Net increase (decrease) from investment operations..........     (4.79)      (6.09)       4.66        9.13         1.70
                                                              --------    --------    --------    --------      -------
Dividends from net investment income........................     (0.05)      (0.87)      (0.03)      (0.24)       (0.17)
Distributions from net realized gains from investment
 transactions...............................................     (0.14)      (2.91)      (0.70)      (0.58)       (0.18)
                                                              --------    --------    --------    --------      -------
Total dividends and distributions to shareholders...........     (0.19)      (3.78)      (0.73)      (0.82)       (0.35)
                                                              --------    --------    --------    --------      -------
Net asset value, end of year................................  $  21.07    $  26.05    $  35.92    $  31.99      $ 23.68
                                                              --------    --------    --------    --------      -------
                                                              --------    --------    --------    --------      -------
Total investment return(1)..................................    (18.54)%    (18.63)%     14.72 %     39.03 %       7.62 %
                                                              --------    --------    --------    --------      -------
                                                              --------    --------    --------    --------      -------
Ratios/supplemental data:
Net assets, end of year (000's).............................  $149,653    $211,520    $199,095    $129,893      $74,872
Expenses to average net assets, net of waivers from
 advisor(2)..................................................      0.58 %      0.56 %      0.56 %      0.58 %       0.67 %
Net investment income to average net assets, net of waivers
 from advisor(2).............................................      0.85 %      1.36 %      2.09 %      0.82 %       1.03 %
Portfolio turnover..........................................         5 %        38 %       122 %         6 %         33 %



---------------------



  @ Calculated using the average shares outstanding for the year.


(1) Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.


(2) During the year ended August 31, 2001, UBS Global AM waived a portion of its advisory and administration fees. The ratios excluding the waiver for Class Y shares was 0.57% for expenses to average net assets and 1.35% for net investment income to average net assets. During the years ended
    August 31, 2000 and August 31, 1999, UBS Global AM waived a portion of its advisory and administration fees. The ratios excluding the waiver would be the same since the fee waiver represents less than 0.005%.



--------------------------------------------------------------------------------
20                                                   UBS Global Asset Management

UBS TACTICAL ALLOCATION FUND
--------------------------------------------------------------------------------



APPENDIX



ADDITIONAL INFORMATION CONCERNING THE S&P 500 INDEX



The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ('S&P'). S&P makes no representation or warranty, express or implied, to the shareholders of the fund or any member of the public regarding the advisability of investing in securities generally or in the fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to UBS Global AM or the fund is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index, which is determined, composed, and calculated by S&P without regard to UBS Global AM or the fund. S&P has no obligation to take the needs of UBS Global AM or the shareholders of the fund into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the timing of the issuance or sale of the fund's shares or the determination or calculation of the equation by which shares of the fund are priced or converted into cash. S&P has no obligation or liability in connection with the administration of the fund or the marketing or sale of the fund's shares.



S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN, AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND OR ITS SHAREHOLDERS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.



--------------------------------------------------------------------------------
UBS Global Asset Management                                                   21

TICKER SYMBOL:       Class:  A:  PWTAX
                             B:  PWTBX
                             C:  KPAAX
                             Y:  PWTYX

If you want more information about the fund, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS

Additional information about the fund's investments is available in the fund's annual and semi-annual reports to shareholders. In the fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI provides more detailed information about the fund and is incorporated by reference into this prospectus.

You may discuss your questions about the fund by contacting your investment professional. You may obtain free copies of the fund's annual and semi-annual reports and the SAI by contacting the fund directly at 1-800-647 1568.

You may review and copy information about the fund, including shareholder reports and the SAI, at the Public Reference Room of the Securities and Exchange Commission. You may obtain information about the operations of the SEC's Public Reference Room by calling the SEC at 1-202-942 8090. You can get copies of reports and other information about the fund:

  For a fee, by electronic request at publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102; or

  Free, from the EDGAR Database on the SEC's Internet website at:
  http://www.sec.gov.


UBS Investment Trust
UBS Tactical Allocation Fund
Investment Company Act File No. 811-6292



'c'2002 UBS Global Asset Management (US) Inc.
All rights reserved.



[UBS LOGO]



UBS TACTICAL ALLOCATION FUND


PROSPECTUS


December 27, 2002

                          UBS TACTICAL ALLOCATION FUND
                              51 WEST 52ND STREET
                         NEW YORK, NEW YORK 10019-6114


                      STATEMENT OF ADDITIONAL INFORMATION


    UBS Tactical Allocation Fund is a diversified series of UBS Investment Trust ('Trust'), a professionally managed, open-end management investment company organized as a Massachusetts business trust.



    UBS Global Asset Management (US) Inc. ('UBS Global AM') serves as the investment advisor, administrator and principal underwriter for the fund.
UBS Global AM is an indirect wholly owned asset management subsidiary of UBS AG. As the fund's principal underwriter, UBS Global AM selects dealers for the sale of fund shares.


    Portions of the fund's Annual Report to Shareholders are incorporated by reference into this Statement of Additional Information ('SAI'). The Annual Report accompanies this SAI. You may obtain an additional copy of the fund's Annual Report without charge by calling toll-free 1-800-647 1568.


    This SAI is not a prospectus and should be read only in conjunction with the fund's current Prospectus, dated December 27, 2002. A copy of the Prospectus may be obtained by calling your investment professional or by calling the fund toll-free at 1-800-647 1568. This SAI is dated December 27, 2002.


                               TABLE OF CONTENTS


                                                              PAGE
                                                              ----
The Fund and Its Investment Policies........................    2
The Fund's Investments, Related Risks and Limitations.......    3
Strategies Using Derivative Instruments.....................   11
Organization of the Trust; Trustees and Officers; Principal
  Holders and Management Ownership of Securities............   17
Investment Advisory, Administration and Principal
  Underwriting Arrangements.................................   26
Portfolio Transactions......................................   30
Reduced Sales Charges, Additional Exchange and Redemption
  Information and Other Services............................   32
Conversion of Class B Shares................................   35
Valuation of Shares.........................................   35
Performance Information.....................................   36
Taxes.......................................................   38
Other Information...........................................   41
Financial Statements........................................   42

                      THE FUND AND ITS INVESTMENT POLICIES


    The fund's investment objective may not be changed without shareholder approval. Except where noted, the investment policies of the fund may be changed by its board without shareholder approval. As with other mutual funds, there is no assurance that the fund will achieve its investment objective.


    The fund's investment objective is total return, consisting of long-term capital appreciation and current income. The fund seeks to achieve its objective by using the Tactical Allocation Model, a systematic investment strategy that allocates its investments between an equity portion designed to track the performance of the Standard & Poor's 500 Composite Stock Price Index ('S&P 500 Index') and a fixed income portion that generally will be comprised of either five-year U.S. Treasury notes or 30-day U.S. Treasury bills.


    The fund attempts to achieve total return during all economic and financial market cycles, with lower volatility than that of the S&P 500 Index. UBS Global AM allocates the fund's assets based on the Tactical Allocation Model's quantitative assessment of the projected rates of return for each asset class. The Model attempts to track the S&P 500 Index in periods of strongly positive market performance but attempts to take a more defensive posture by reallocating assets to bonds or cash when the Model signals a potential bear market, prolonged downtown in stock prices or significant loss in value.


    The basic premise of the Tactical Allocation Model is that investors accept the risk of owning stocks, measured as volatility of return, because they expect a return advantage. This expected return advantage of owning stocks is called the equity risk premium ('ERP'). The Model projects the stock market's expected ERP based on several factors, including the current price of stocks and their expected future dividends and the yield-to-maturity of the one-year Constant Maturity Treasury Yield. When the stock market's ERP is high, the Model signals the fund to invest 100% in stocks. Conversely, when the ERP decreases below certain threshold levels, the Model signals the fund to reduce its exposure to stocks. The Model can recommend stock allocations of 100%, 75%, 50%, 25% or 0%.

    If the Tactical Allocation Model recommends a stock allocation of less than 100%, the Model also recommends a fixed income allocation for the remainder of the fund's assets. The Model will recommend either bonds (five-year U.S. Treasury notes) or cash (30-day U.S. Treasury bills), but not both. To make this determination, the Model calculates the risk premium available for the notes. This bond risk premium ('BRP') is calculated based on the yield-to-maturity of the five-year U.S. Treasury note and the one-year Constant Maturity Treasury Yield.

    The fund deviates from the recommendations of the Tactical Allocation Model only to the extent necessary to maintain an amount in cash, not expected to exceed 2% of its total assets under normal market conditions, to pay fund operating expenses, dividends and other distributions on its shares and to meet anticipated redemptions of shares.

    In its stock portion, the fund attempts to duplicate, before the deduction of operating expenses, the investment results of the S&P 500 Index. Securities in the S&P 500 Index are selected, and may change from time to time, based on a statistical analysis of such factors as the issuer's market capitalization (the S&P 500 Index emphasizes large capitalization stocks), the security's trading activity and its adequacy as a representative of stocks in a particular industry section. The fund's investment results for its stock portion will not be identical to those of the S&P 500 Index. Deviations from the performance of the S&P 500 Index may result from purchases and redemptions of fund shares that may occur daily, as well as from expenses borne by the fund. Instead, the fund attempts to achieve a correlation of at least 0.95 between the performance of the fund's stock portion, before the deduction of operating expenses, and that of the S&P 500 Index (a correlation of 1.00 would represent perfect correlation between the fund's performance and that of the S&P 500 Index). The S&P 500 Index can include U.S. dollar denominated equity securities of foreign issuers, and the fund invests in those securities to the extent needed to track the performance of the S&P 500 Index.

    For its bond investments, the fund seeks to invest in U.S. Treasury notes having five years remaining until maturity at the beginning of the calendar year when the investment is made. However, if those instruments are not available at favorable prices, the fund may invest in U.S. Treasury notes with either remaining maturities as close as possible to five years or overall durations that are as close as possible to the duration of five-year U.S. Treasury notes.


    Similarly, for its cash investments, the fund seeks to invest in U.S. Treasury bills with remaining maturities of 30 days. However, if those instruments are not available at favorable prices, the fund may invest in U.S. Treasury bills that have either remaining maturities as close as possible to 30 days or overall durations that are as close as possible to the duration of 30-day U.S. Treasury bills. The fund may hold U.S. Treasury bills that mature prior to the first business day of the following month when UBS Global AM determines the monthly asset allocation of the fund's assets based on the Tactical Allocation Model's recommendation. If, in UBS Global AM's judgment, it is not practicable to reinvest the proceeds in U.S. Treasury bills, UBS Global AM may invest the fund's cash assets in securities with remaining maturities of 30 days or less that are issued or guaranteed by U.S. government agencies or instrumentalities and in repurchase agreements collateralized by securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.


    Asset reallocations are made, if required, on the first business day of each month. In addition to any reallocation of assets directed by the Tactical Allocation Model, any material amounts resulting from appreciation or receipt of dividends, other distributions, interest payments and proceeds from securities maturing in each of the asset classes are reallocated (or 'rebalanced') to the extent practicable to establish the Model's recommended asset mix. Any cash maintained to pay fund operating expenses, pay dividends and other distributions and to meet share redemptions is invested on a daily basis. The fund may (but is not required to) use options and futures and other derivatives to effect all or part of an asset reallocation by adjusting the fund's exposure to the different asset classes.


    The fund may invest up to 10% of its net assets in illiquid securities. The fund may purchase securities on a when-issued or delayed delivery basis. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may borrow from banks or through reverse repurchase agreements for temporary or emergency purposes, but not in excess of 20% of its total assets. The costs associated with borrowing may reduce the fund's net income. See 'The Fund's Investments, Related Risks and Limitations -- Investment Limitations of the Fund' for more information regarding borrowings. The fund may invest in the securities of other investment companies and may sell short 'against the box.'


             THE FUND'S INVESTMENTS, RELATED RISKS AND LIMITATIONS

    The following supplements the information contained in the Prospectus and above concerning the fund's investments, related risks and limitations. Except as otherwise indicated in the Prospectus or this SAI, the fund has established no policy limitations on its ability to use the investments or techniques discussed in these documents.

    EQUITY SECURITIES. Equity securities include common stocks, most preferred stocks and securities that are convertible into them, including common stock purchase warrants and rights, equity interests in trusts, partnerships, joint ventures or similar enterprises and depositary receipts. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation.

    Preferred stock has certain fixed income features, like a bond, but is actually an equity security that is senior to a company's common stock. Convertible bonds may include debentures and notes that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Some preferred stock also may be converted into or exchanged for common stock. Depositary receipts typically are issued by banks or trust companies and evidence ownership of underlying equity securities.

    While past performance does not guarantee future results, equity securities historically have provided the greatest long-term growth potential in a company. However, their prices generally fluctuate more than other securities and reflect changes in a company's financial condition and in overall market and economic conditions. Common stocks generally represent the riskiest investment in a company. It is possible that a fund may experience a substantial or complete loss on an individual equity investment. While this is possible with bonds, it is less likely.

    Bonds are fixed or variable rate debt obligations, including bills, notes, debentures, money market instruments and similar instruments and securities. Mortgage- and asset-backed securities are types of bonds, and certain types of income-producing, non-convertible preferred stocks may be treated as bonds for investment purposes. Bonds generally are used by corporations and governments to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Many preferred stocks and some bonds are 'perpetual' in that they have no maturity date.

    Bonds are subject to interest rate risk and credit risk. Interest rate risk is the risk that interest rates will rise and that, as a result, bond prices will fall, lowering the value of the fund's investments in bonds. In general, bonds having longer durations are more sensitive to interest rate changes than are bonds with shorter durations. Credit risk is the risk that an issuer may be unable or unwilling to pay interest and/or principal on the bond. Credit risk can be affected by many factors, including adverse changes in the issuer's own financial condition or in economic conditions.

    U.S. GOVERNMENT SECURITIES. U.S. government securities include direct obligations of the U.S. Treasury (such as Treasury bills, notes or bonds) and obligations issued or guaranteed as to principal and interest (but not as to market value) by the U.S. government, its agencies or its instrumentalities. U.S. government securities include mortgage-backed securities issued or guaranteed by government agencies or government-sponsored enterprises. Other U.S. government securities may be backed by the full faith and credit of the U.S. government or supported primarily or solely by the creditworthiness of the government-related issuer or, in the case of mortgage-backed securities, by pools of assets.

    DURATION. Duration is a measure of the expected life of a bond on a present value basis. Duration incorporates the bond's yield, coupon interest payments, final maturity and call features into one measure and can be a fundamental tool in portfolio selection and yield curve positioning of a fund's investments in bonds. Duration was developed as a more precise alternative to the concept 'term to maturity.' Traditionally, a debt security's 'term to maturity' has been used as a proxy for the sensitivity of the security's price to changes in interest rates (which is the 'interest rate risk' or 'volatility' of the security). However, 'term to maturity' measures only the time until the scheduled final payment on the bond, taking no account of the pattern of payments prior to maturity.

    Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable bond, expected to be made, and weights them by the present values of the cash to be received at each future point in time. For any bond with interest payments occurring prior to the payment of principal, duration is always less than maturity. For example, depending on its coupon and the level of market yields, a Treasury note with a remaining maturity of five years might have a duration of 4.5 years. For mortgage-backed and other securities that are subject to prepayments, put or call features or adjustable coupons, the difference between the remaining stated maturity and the duration is likely to be much greater.


    Duration allows UBS Global AM to make certain predictions as to the effect that changes in the level of interest rates will have on the value of a fund's portfolio of bonds. For example, when the level of interest rates increases by 1%, a debt security having a positive duration of three years generally will decrease by approximately 3%. Thus, if UBS Global AM calculates the duration of a fund's portfolio of bonds as three years, it normally would expect the portfolio to change in value by approximately 3% for every 1% change in the level of interest rates. However, various factors, such as changes in anticipated prepayment rates, qualitative considerations and market supply and demand, can cause particular securities to respond somewhat differently to changes in interest rates than indicated in the above example. Moreover, in the case of mortgage-backed and other complex securities, duration calculations are estimates and are not precise. This is particularly true during periods of market volatility. Accordingly, the net asset value of a fund's portfolio of bonds may vary in relation to interest rates by a greater or lesser percentage than indicated by the above example.


    Futures, options and options on futures have durations that, in general, are closely related to the duration of the securities that underlie them. Holding long futures or call option positions will lengthen portfolio duration by approximately the same amount as would holding an equivalent amount of the underlying securities. Short futures or put options have durations roughly equal to the negative duration of the securities that underlie these positions, and have the effect of reducing portfolio duration by approximately the same amount as would selling an equivalent amount of the underlying securities.


    There are some situations in which the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by the standard duration calculation is the case of mortgage-backed securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are critical in determining the securities' interest rate exposure. In these and other similar situations, UBS Global AM will use more sophisticated analytical techniques that incorporate the economic life of a security into the determination of its duration and, therefore, its interest rate exposure.



    INVESTING IN FOREIGN SECURITIES. Investing in foreign securities may involve more risks than investing in U.S. securities. Investments in foreign securities may involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers are subject. These risks may include expropriation, confiscatory taxation, withholding taxes on interest and/or dividends, limitations on the use of or transfer of fund assets and political or social instability or diplomatic developments. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. In those European countries that are using the Euro as a common currency unit, individual national economies may be adversely affected by the inability of national governments to use monetary policy to address their own economic or political concerns.


    The fund may invest in U.S. dollar denominated securities of foreign issuers that are included in the S&P 500 Index and traded on recognized U.S. exchanges or in the U.S. over-the-counter market. Securities of foreign issuers may not be registered with the Securities and Exchange Commission ('SEC'), and the issuers thereof may not be subject to its reporting requirements. Accordingly, there may be less publicly available information concerning foreign issuers of securities held by the fund than is available concerning U.S. companies. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory requirements comparable to those applicable to U.S. companies.

    The fund may invest in foreign securities by purchasing American Depositary Receipts ('ADRs'). ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. They generally are in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets. For purposes of the fund's investment policies, ADRs generally are deemed to have the same classification as the underlying securities they represent. Thus, an ADR representing ownership of common stock will be treated as common stock.

    ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through 'sponsored' or 'unsponsored' arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary's transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligations and the depositary's transaction fees are paid directly by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR.

    Investment income and realized gains on certain foreign securities in which the fund may invest may be subject to foreign withholding or other taxes that could reduce the return on the securities. Tax conventions between the United States and certain foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the fund would be subject.

    CONVERTIBLE SECURITIES. A convertible security is a bond, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest or dividends until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics in that they generally (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (2) are less subjected to fluctuation in value than the underlying stock because they have fixed income characteristics and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer's common stock. However, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

    A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by the fund is called for redemption, the fund will be required to permit the issuer to redeem the security, convert it into underlying common stock or sell it to a third party.

    WARRANTS. Warrants are securities permitting, but not obligating, holders to subscribe for other securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

    TEMPORARY AND DEFENSIVE INVESTMENTS; MONEY MARKET INVESTMENTS. Other than its investments in U.S. Treasury bills as indicated by the Tactical Allocation Model, the fund may invest, to a limited extent, in money market instruments for cash management purposes. Its investments are limited to 1) securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities,
2) repurchase agreements and 3) other investment companies that invest exclusively in money market instruments.


    INVESTMENTS IN OTHER INVESTMENT COMPANIES. The fund may invest in securities of other investment companies, subject to limitations under the Investment Company Act of 1940, as amended ('Investment Company Act'). Among other things, these limitations generally restrict the fund's aggregate investments in other investment companies to no more than 10% of its total assets. The fund's investments in certain private investment vehicles are not subject to this restriction. The shares of other investment companies are subject to the management fees and other expenses of those companies, and the purchase of shares of some investment companies requires the payment of sales loads and (in the case of closed-end investment companies) sometimes substantial premiums above the value of such companies portfolio securities. At the same time, the fund would continue to pay its own management fees and expenses with respect to all its investments, including the shares of other investment companies. The fund may invest in the shares of other investment companies when, in the judgment of UBS Global AM, the potential benefits of the investment outweigh the payment of any management fees and expenses.



    ILLIQUID SECURITIES. The term 'illiquid securities' means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the fund has valued the securities and includes, among other things, purchased over-the-counter options, repurchase agreements maturing in more than seven days and restricted securities other than those UBS Global AM has determined are liquid pursuant to guidelines established by the fund's board. The assets used as cover for over-the-counter options written by the fund will be considered illiquid unless the options are sold to qualified dealers who agree that the fund may repurchase them at a maximum price to be calculated by a formula set forth in the option agreements. The cover for an over-the-counter option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option. The fund may not be able to readily liquidate its investments in illiquid securities and may have to sell other investments if necessary to raise cash to meet its obligations. The lack of a liquid secondary market for illiquid securities may make it more difficult for the fund to assign a value to those securities for purposes of valuing its portfolio and calculating its net asset value.


    Restricted securities are not registered under the Securities Act of 1933, as amended ('Securities Act'), and may be sold only in privately negotiated or other exempted transactions or after a Securities Act registration statement has become effective. Where registration is required, the fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the fund might obtain a less favorable price than prevailed when it decided to sell.


    Not all restricted securities are illiquid. If the fund holds foreign securities that are freely tradable in the country in which they are principally traded, they generally are not considered illiquid, even if they are restricted in the United States. A large institutional market has developed for many U.S. and foreign securities that are not registered under the Securities Act. Institutional investors generally will not seek to sell these instruments to the general public but instead will often depend either on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.


    Institutional markets for restricted securities also have developed as a result of Rule 144A under the Securities Act, which establishes a 'safe harbor' from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. Such markets include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible restricted securities held by the fund, however, could affect adversely the marketability of such portfolio securities, and the fund might be unable to dispose of them promptly or at favorable prices.


    The board has delegated the function of making day-to-day determinations of liquidity to UBS Global AM pursuant to guidelines approved by the board.
UBS Global AM takes into account a number of factors in reaching liquidity decisions, including (1) the frequency of trades for the security, (2) the number of dealers that make quotes for the security, (3) the number of dealers that have undertaken to make a market in the security, (4) the number of other potential purchasers and (5) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how bids are solicited and the mechanics of transfer). UBS Global AM monitors the liquidity of restricted securities in the fund's portfolio and reports periodically on such decisions to the board.



    UBS Global AM also monitors the fund's overall holdings of illiquid securities. If the fund's holdings of illiquid securities exceed its limitation on investments in illiquid securities for any reason (such as a particular security becoming illiquid, changes in the relative market values of liquid and illiquid portfolio securities or shareholder redemptions), UBS Global AM will consider what action would be in the best interests of the fund and its shareholders. Such action may include engaging in an orderly disposition of securities to reduce the fund's holdings of illiquid securities. However, the fund is not required to dispose of illiquid securities under these circumstances.


    REPURCHASE AGREEMENTS. Repurchase agreements are transactions in which the fund purchases securities or other obligations from a bank or securities dealer (or its affiliate) and simultaneously commits to resell them to the counterparty at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased obligations. The fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special 'tri-party' custodian or sub-custodian that maintains separate accounts for both the fund and its counterparty. Thus, the obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by such obligations.


    Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that at all times the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid by the fund upon acquisition is accrued as interest and included in its net investment income. Repurchase agreements involving obligations other than U.S. government securities (such as commercial paper and corporate bonds) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty's insolvency. If the seller or guarantor becomes insolvent, the fund may suffer delays, costs and possible losses in connection with the disposition of collateral. The fund intends to enter into repurchase agreements only in transactions with counterparties believed by UBS Global AM to present minimum credit risks.



    REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements involve the sale of securities held by the fund subject to its agreement to repurchase the securities at an agreed-upon date or upon demand and at a price reflecting a market rate of interest. Reverse repurchase agreements are subject to the fund's limitation on borrowings and may be entered into only with banks or securities dealers or their affiliates.



    Reverse repurchase agreements involve the risk that the buyer of the securities sold by the fund might be unable to deliver them when the fund seeks to repurchase. If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or trustee or receiver may receive an extension of time to determine whether to enforce the fund's obligation to repurchase the securities, and the fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. See 'The Fund's Investments, Related Risks and Limitations -- Segregated Accounts.'



    COUNTERPARTIES. The fund may be exposed to the risk of financial failure or insolvency of another party. To help lessen those risks, UBS Global AM, subject to the supervision of the board, monitors and evaluates the creditworthiness of the parties with which the fund does business.


    WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. The fund may purchase securities on a 'when-issued' basis or may purchase or sell securities for delayed delivery, i.e., for issuance or delivery to the fund later than the normal settlement date for such securities at a stated price and yield. When issued securities include TBA ('to be announced') securities. TBA securities, which are usually mortgage-backed securities, are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal amount and maturity date are determined upon settlement when the specific mortgage pools are assigned. The fund generally would not pay for such securities or start earning interest on them until they are received. However, when the fund undertakes a when-issued or delayed-delivery obligation, it immediately assumes the risks of ownership, including the risks of price fluctuation. Failure of the issuer to deliver a security purchased by the fund on a when-issued or delayed-delivery basis may result in the fund's incurring a loss or missing an opportunity to make an alternative investment. The fund's when-issued and delayed-delivery purchase commitments could cause its net asset value per share to be more volatile.


    A security purchased on a when-issued or delayed delivery basis is recorded as an asset on the commitment date and is subject to changes in market value, generally based upon changes in the level of interest rates. Thus, fluctuation in the value of the security from the time of the commitment date will affect the fund's net asset value. The fund may sell the right to acquire the security prior to delivery if UBS Global AM deems it advantageous to do so, which may result in a gain or loss to the fund. See 'The Fund's Investments, Related Risks and Limitations -- Segregated Accounts.'



    LENDING OF PORTFOLIO SECURITIES. The fund is authorized to lend its portfolio securities to broker-dealers or institutional investors that UBS Global AM deems qualified. Lending securities enables the fund to earn additional income but could result in a loss or delay in recovering these securities. The borrower of the fund's portfolio securities must maintain acceptable collateral with the fund's custodian in an amount, marked to market daily, at least equal to the market value of the securities loaned, plus accrued interest and dividends. Acceptable collateral is limited to cash, U.S. government securities and irrevocable letters of credit that meet certain guidelines established by UBS Global AM. The fund may reinvest any cash collateral in money market investments or other short-term liquid investments, including other investment companies. The fund also may reinvest cash collateral in private investment vehicles similar to money market funds, including one managed by UBS Global AM. In determining whether to lend securities to a particular broker-dealer or institutional investor, UBS Global AM will consider, and during the period of the loan will monitor, all relevant facts and circumstances, including the creditworthiness of the borrower. The fund will retain authority to terminate any of its loans at any time. The fund may pay reasonable fees in connection with a loan and may pay the borrower or placing broker a negotiated portion of the interest earned on the reinvestment of cash held as collateral. The fund will receive amounts equivalent to any dividends, interest or other distributions on the securities loaned. The fund will regain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights, when regaining such rights is considered to be in the fund's interest.



    Pursuant to procedures adopted by the board governing the fund's securities lending program, UBS PaineWebber Inc. ('UBS PaineWebber'sm''), another wholly-owned indirect subsidiary of UBS AG, has been retained to serve as lending agent for the fund. The board also has authorized the payment of fees (including fees calculated as a percentage of invested cash collateral) to UBS PaineWebber for these services. The board periodically reviews all portfolio securities loan transactions for which UBS PaineWebber acted as lending agent. UBS PaineWebber and other affiliated broker-dealers have also been approved as borrowers under the fund's securities lending program. (UBS PaineWebber is a service mark of UBS AG.)


    SHORT SALES 'AGAINST THE BOX.' The fund may engage in short sales of securities it owns or has the right to acquire at no added cost through conversion or exchange of other securities it owns (short sales 'against the box'). To make delivery to the purchaser in a short sale, the executing broker borrows the securities being sold short on behalf of the fund, and the fund is obligated to replace the securities borrowed at a date in the future. When the fund sells short, it establishes a margin account with the broker effecting the short sale and deposits collateral with the broker. In addition, the fund maintains, in a segregated account with its custodian, the securities that could be used to cover the short sale. The fund incurs transaction costs, including interest expense, in connection with opening, maintaining and closing short sales 'against the box.'


    The fund might make a short sale 'against the box' to hedge against market risks when UBS Global AM believes that the price of a security may decline, thereby causing a decline in the value of a security owned by the fund or a security convertible into or exchangeable for a security owned by the fund. In such case, any loss in the fund's long position after the short sale should be reduced by a corresponding gain in the short position. Conversely, any gain in the long position after the short sale should be reduced by a corresponding loss in the short position. The extent to which gains or losses in the long position are reduced will depend upon the amount of the securities sold short relative to the amount of the securities the fund owns, either directly or indirectly, and in the case where the fund owns convertible securities, changes in the investment values or conversion premiums of such securities.



    SEGREGATED ACCOUNTS. When the fund enters into certain transactions that involve obligations to make future payments to third parties, including the purchase of securities on when-issued or delayed delivery basis or reverse repurchase agreements, it will maintain with an approved custodian in a segregated account (or designate on the books of its custodian) cash or liquid securities, marked to market daily, in an amount at least equal to its obligations under the commitment.


INVESTMENT LIMITATIONS OF THE FUND

    FUNDAMENTAL LIMITATIONS. The following fundamental investment limitations cannot be changed for the fund without the affirmative vote of the lesser of
(a) more than 50% of the outstanding shares or (b) 67% or more of the shares present at a shareholders' meeting if more than 50% of its outstanding shares are represented at the meeting in person or by proxy. If a percentage restriction is adhered to at the time of an investment or transaction, a later increase or decrease in percentages resulting from changing values of portfolio securities or amount of total assets will not be considered a violation of any of the following limitations. With regard to the borrowing limitation in fundamental limitation number 3, the fund will comply with the applicable restrictions of Section 18 of the Investment Company Act.

    The fund will not:

        (1) purchase securities of any one issuer if, as a result, more than 5% of the fund's total assets would be invested in securities of that issuer or the fund would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the fund's total assets may be invested without regard to this limitation, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies and instrumentalities or to securities issued by other investment companies.

        The following interpretation applies to, but is not a part of, this fundamental restriction: Mortgage- and asset-backed securities will not be considered to have been issued by the same issuer by reason of the securities having the same sponsor, and mortgage- and asset-backed securities issued by a finance or other special purpose subsidiary that are not guaranteed by the parent company will be considered to be issued by a separate issuer from the parent company.

        (2) purchase any security if, as a result of that purchase, 25% or more of the fund's total assets would be invested in securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or to municipal securities.

        (3) issue senior securities or borrow money, except as permitted under the Investment Company Act and then not in excess of 33 1/3% of the fund's total assets (including the amount of the senior securities issued but reduced by any liabilities not constituting senior securities) at the time of the issuance or borrowing, except that the fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes.

        (4) make loans, except through loans of portfolio securities or through repurchase agreements, provided that for purposes of this restriction, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or similar instruments will not be considered the making of a loan.

        (5) engage in the business of underwriting securities of other issuers, except to the extent that the fund might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities.

        (6) purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that the fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

        (7) purchase or sell physical commodities unless acquired as a result of owning securities or other instruments, but the fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.


    NON-FUNDAMENTAL LIMITATIONS. The following investment restrictions are non-fundamental and may be changed by the vote of the board without shareholder approval. If a percentage restriction is adhered to at the time of an investment or transaction, a later increase or decrease in percentages resulting from changing values of portfolio securities or amount of total assets will not be considered a violation of any of the following limitations.


    The fund will not:

        (1) invest more than 10% of its net assets in illiquid securities.

        (2) purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions and except that the fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

        (3) engage in short sales of securities or maintain a short position, except that the fund may (a) sell short 'against the box' and (b) maintain short positions in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

        (4) purchase securities of other investment companies, except to the extent permitted by the Investment Company Act and except that this limitation does not apply to securities received or acquired as dividends, through offers of exchange, or as a result of reorganization, consolidation, or merger.

        (5) purchase portfolio securities while borrowings in excess of 5% of its total assets are outstanding.

                    STRATEGIES USING DERIVATIVE INSTRUMENTS

    GENERAL DESCRIPTION OF DERIVATIVE INSTRUMENTS. The fund may use a variety of financial instruments ('Derivative Instruments'), including certain options, futures contracts (sometimes referred to as 'futures') and options on futures contracts. The fund is limited to stock index options and futures, futures on U.S. Treasury notes and bills and options on these permitted futures contracts. The fund may enter into transactions involving one or more types of Derivative Instruments under which the full value of its portfolio is at risk. Under normal circumstances, however, the fund's use of these instruments will place at risk a much smaller portion of its assets. Certain Derivative Instruments, including those that may be used by the fund, are described below.

    The fund might not use any Derivative Instruments or derivative strategies, and there can be no assurance that using any strategy will succeed. If the fund is incorrect in its judgment on market values, interest rates or other economic factors in using a Derivative Instrument or strategy, the fund may have lower net income and a net loss on the investment.

    Options on Equity and Debt Securities -- A call option is a short-term contract pursuant to which the purchaser of the option, in return for a premium, has the right to buy the security underlying the option at a specified price at any time during the term of the option or at specified times or at the expiration of the option, depending on the type of option involved. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option during the option term, to deliver the underlying security against payment of the exercise price. A put option is a similar contract that gives its purchaser, in return for a premium, the right to sell the underlying security at a specified price during the option term or at specified times or at the expiration of the option, depending on the type of option involved. The writer of the put option, who receives the premium, has the obligation, upon exercise of the option during the option term, to buy the underlying security at the exercise price.

    Options on Securities Indices -- A securities index assigns relative values to the securities included in the index and fluctuates with changes in the market values of those securities. A securities index option operates in the same way as a more traditional securities option, except that exercise of a securities index option is effected with cash payment and does not involve delivery of securities. Thus, upon exercise of a securities index option, the purchaser will realize, and the writer will pay, an amount based on the difference between the exercise price and the closing price of the securities index.

    Securities Index Futures Contracts -- A securities index futures contract is a bilateral agreement pursuant to which one party agrees to accept, and the other party agrees to make, delivery of an amount of cash equal to a specified dollar amount times the difference between the securities index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made. Generally, contracts are closed out prior to the expiration date of the contract.

    Interest Rate Futures Contracts -- Interest rate futures contracts are bilateral agreements pursuant to which one party agrees to make, and the other party agrees to accept, delivery of a specified type of debt security at a specified future time and at a specified price. Although such futures contracts by their terms call for actual delivery or acceptance of bonds, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.

    Options on Futures Contracts -- Options on futures contracts are similar to options on securities, except that an option on a futures contract gives the purchaser the right, in return for the premium, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell a security, at a specified price at any time during the option term. Upon exercise of the option, the delivery of the futures position to the holder of the option will be accompanied by delivery of the accumulated balance that represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the future. The writer of an option, upon exercise, will assume a short position in the case of a call and a long position in the case of a put.

    GENERAL DESCRIPTION OF STRATEGIES USING DERIVATIVE INSTRUMENTS. The fund may use Derivative Instruments to attempt to hedge its portfolio and also to attempt to enhance income or return or realize gains and to manage the duration of its bond portfolio. The fund may use Derivative Instruments to reallocate its exposure to different asset classes when the Tactical Allocation Model recommends asset allocation mix changes or to maintain exposure to stocks or bonds while maintaining a cash balance for fund management purposes (such as to provide liquidity to meet anticipated shareholder sales of fund shares and for fund operating expenses). The fund also may use Derivative Instruments to facilitate trading and to reduce transaction costs.

    Hedging strategies can be broadly categorized as 'short hedges' and 'long hedges.' A short hedge is a purchase or sale of a Derivative Instrument intended partially or fully to offset potential declines in the value of one or more investments held in the fund's portfolio. Thus, in a short hedge the fund takes a position in a Derivative Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged. For example, the fund might purchase a put option on a security to hedge against a potential decline in the value of that security. If the price of the security declined below the exercise price of the put, the fund could exercise the put and thus limit its loss below the exercise price to the premium paid plus transaction costs. In the alternative, because the value of the put option can be expected to increase as the value of the underlying security declines, the fund might be able to close out the put option and realize a gain to offset the decline in the value of the security.

    Conversely, a long hedge is a purchase or sale of a Derivative Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that the fund intends to acquire. Thus, in a long hedge, the fund takes a position in a Derivative Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. For example, the fund might purchase a call option on a security it intends to purchase in order to hedge against an increase in the cost of the security. If the price of the security increased above the exercise price of the call, the fund could exercise the call and thus limit its acquisition cost to the exercise price plus the premium paid and transaction costs. Alternatively, the fund might be able to offset the price increase by closing out an appreciated call option and realizing a gain.


    The fund may purchase and write (sell) covered straddles on securities or indices of securities. A long straddle is a combination of a call and a put option purchased on the same security or on the same futures contract, where the exercise price of the put is equal to the exercise price of the call. The fund might enter into a long straddle when UBS Global AM believes it likely that the prices of the securities will be more volatile during the term of the option than the option pricing implies. A short straddle is a combination of a call and a put written on the same security where the exercise price of the put is equal to the exercise price of the call. The fund might enter into a short straddle when UBS Global AM believes it unlikely that the prices of the securities will be as volatile during the term of the option as the option pricing implies.


    Derivative Instruments on securities generally are used to hedge against price movements in one or more particular securities positions that the fund owns or intends to acquire. Derivative Instruments on stock indices, in contrast, generally are used to hedge against price movements in broad stock market sectors in which the fund has invested or expects to invest. Derivative Instruments on bonds may be used to hedge either individual securities or broad fixed income market sectors. Income strategies using Derivative Instruments may include the writing of covered options to obtain the related option premiums.

    Income strategies using Derivative Instruments may include the writing of covered options to obtain the related option premiums. Return or gain strategies may include using Derivative Instruments to increase or decrease the fund's exposure to different asset classes without buying or selling the underlying instruments. The fund also may use derivatives to simulate full investment by the fund while maintaining a cash balance for fund management purposes (such as to provide liquidity to meet anticipated shareholder sales of fund shares and for fund operating expenses).

    The use of Derivative Instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they are traded and the Commodity Futures Trading Commission ('CFTC'). In addition, the fund's ability to use Derivative Instruments may be limited by tax considerations. See 'Taxes.'

    In addition to the products, strategies and risks described below and in the Prospectus, UBS Global AM may discover additional opportunities in connection with Derivative Instruments and with hedging, income, return and gain strategies. These new opportunities may become available as regulatory authorities broaden the range of permitted transactions and as new Derivative Instruments and techniques are developed. UBS Global AM may use these opportunities for the fund to the extent that they are consistent with the fund's investment objective and permitted by its investment limitations and applicable regulatory authorities. The fund's Prospectus or SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.


    SPECIAL RISKS OF STRATEGIES USING DERIVATIVE INSTRUMENTS. The use of Derivative Instruments involves special considerations and risks, as described below. Risks pertaining to particular Derivative Instruments are described in the sections that follow.


        (1) Successful use of most Derivative Instruments depends upon the ability of UBS Global AM to predict movements of the overall securities or interest rate markets, which requires different skills than predicting changes in the prices of individual securities. While UBS Global AM is experienced in the use of Derivative Instruments, there can be no assurance that any particular strategy adopted will succeed.


        (2) There might be imperfect correlation, or even no correlation, between price movements of a Derivative Instrument and price movements of the investments that are being hedged. For example, if the value of a Derivative Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors affecting the markets in which Derivative Instruments are traded, rather than the value of the investments being hedged. The effectiveness of hedges using Derivative Instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.


        (3) Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if the fund entered into a short hedge because UBS Global AM projected a decline in the price of a security in the fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Derivative Instrument. Moreover, if the price of the Derivative Instrument declined by more than the increase in the price of the security, the fund would suffer a loss. In either such case, the fund would have been in a better position had it not hedged at all.


        (4) As described below, the fund might be required to maintain assets as 'cover,' maintain segregated accounts or make margin payments when it takes positions in Derivative Instruments involving obligations to third parties (i.e., Derivative Instruments other than purchased options). If the fund was unable to close out its positions in such Derivative Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the positions expired or matured. These requirements might impair the fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the fund sell a portfolio security at a disadvantageous time. The fund's ability to close out a position in a Derivative Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of a counterparty to enter into a transaction closing out the position. Therefore, there is no assurance that any hedging position can be closed out at a time and price that is favorable to the fund.

    COVER FOR STRATEGIES USING DERIVATIVE INSTRUMENTS. Transactions using Derivative Instruments, other than purchased options, expose a fund to an obligation to another party. The fund will not enter into any such transactions unless it owns either (1) an offsetting ('covered') position in securities or other options or futures contracts or (2) cash or liquid securities with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. The fund will comply with SEC guidelines regarding cover for such transactions and will, if the guidelines so require, set aside cash or liquid securities in a segregated account with its custodian in the prescribed amount.

    Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding Derivative Instrument is open, unless they are replaced with similar assets. As a result, committing a large portion of the fund's assets to cover positions or to segregated accounts could impede portfolio management or the fund's ability to meet redemption requests or other current obligations.

    OPTIONS. The fund may purchase put and call options and write (sell) covered put or call options on securities in which it invests and related indices. The purchase of call options may serve as a long hedge, and the purchase of put options may serve as a short hedge. The fund may also use options to attempt to enhance return or realize gains by increasing or reducing its exposure to an asset class without purchasing or selling the underlying securities. Writing covered put or call options can enable a fund to enhance income by reason of the premiums paid by the purchasers of such options. Writing covered call options serves as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the fund will be obligated to sell the security at less than its market value. Writing covered put options serves as a limited long hedge, because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the fund will be obligated to purchase the security at more than its market value. The securities or other assets used as cover for over-the-counter options written by the fund would be considered illiquid to the extent described under 'The Fund's Investments, Related Risks and Limitations -- Illiquid Securities.'

    The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options normally have expiration dates of up to nine months. Generally, over-the-counter options on bonds are European-style options. This means that the option can only be exercised immediately prior to its expiration. This is in contrast to American-style options that may be exercised at any time. There are also other types of options that may be exercised on certain specified dates before expiration. Options that expire unexercised have no value.

    The fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit a fund to realize profits or limit losses on an option position prior to its exercise or expiration.

    The fund may purchase and write both exchange-traded and over-the-counter options. Currently, many options on equity securities (stocks) are exchange-traded. Exchange markets for options on bonds exist but are relatively new, and these instruments are primarily traded on the over-the-counter market. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, over-the-counter options are contracts between a fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when a fund purchases or writes an over-the-counter option, it relies on the counterparty to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the fund as well as the loss of any expected benefit of the transaction.

    The fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. The fund intends to purchase or write only exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for over-the-counter options only by negotiating directly with the counterparty or by a transaction in the secondary market if any such market exists. Although a fund will enter into over-the-counter options only with counterparties that are expected to be capable of entering into closing transactions with it, there is no assurance that the fund will in fact be able to close out an over-the-counter option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, the fund might be unable to close out an over-the-counter option position at any time prior to its expiration.

    If the fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered put or call option written by the fund could cause material losses because the fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

    The fund may purchase and write put and call options on indices in much the same manner as the more traditional options discussed above, except the index options may serve as a hedge against overall fluctuations in a securities market (or market sector) rather than anticipated increases or decreases in the value of a particular security.

    LIMITATIONS ON THE USE OF OPTIONS. The fund's use of options is governed by the following guidelines, which can be changed by its board without shareholder vote:

        (1) The fund may purchase a put or call option, including any straddle or spread, only if the value of its premium, when aggregated with the premiums on all other options held by the fund, does not exceed 5% of its total assets.

        (2) The aggregate value of securities underlying put options written by the fund, determined as of the date the put options are written, will not exceed 50% of its net assets.

        (3) The aggregate premiums paid on all options (including options on securities, securities indices and futures contracts) purchased by the fund that are held at any time will not exceed 20% of its net assets.

    FUTURES. The fund may purchase and sell securities index futures contracts or interest rate futures contracts. The fund may purchase put and call options, and write covered put and call options, on futures in which it is allowed to invest. The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, and writing covered put options on futures contracts can serve as a limited long hedge, using a strategy similar to that used for writing covered options on securities or indices. In addition, a fund may purchase or sell futures contracts or purchase options thereon to increase or reduce its exposure to an asset class without purchasing or selling the underlying securities, either as a hedge or to enhance return or realize gains.


    Futures strategies also can be used to manage the average duration of a fund's bond portfolio. If UBS Global AM wishes to shorten the average duration of a fund's bond portfolio, the fund may sell a futures contract or a call option thereon, or purchase a put option on that futures contract. If
UBS Global AM wishes to lengthen the average duration of a fund's bond portfolio, the fund may buy a futures contract or a call option thereon, or sell a put option thereon.


    The fund may also write put options on futures contracts while at the same time purchasing call options on the same futures contracts in order synthetically to create a long futures contract position. Such options would have the same strike prices and expiration dates. The fund will engage in this strategy only when it is more advantageous to the fund than is purchasing the futures contract.

    No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract a fund is required to deposit in a segregated account with its custodian, in the name of the futures broker through whom the transaction was effected, 'initial margin' consisting of cash, obligations of the United States or obligations fully guaranteed as to principal and interest by the United States, in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to a fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

    Subsequent 'variation margin' payments are made to and from the futures broker daily as the value of the futures position varies, a process known as 'marking to market.' Variation margin does not involve borrowing, but rather represents a daily settlement of a fund's obligations to or from a futures broker. When the fund purchases an option on a futures contract, the premium paid plus transaction costs is all that is at risk. In contrast, when the fund purchases or sells a futures contract or writes a call option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

    Holders and writers of futures positions and options on futures can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. The fund intends to enter into futures transactions only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time.

    Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of futures or related options can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

    If the fund were unable to liquidate a futures or related options position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

    Certain characteristics of the futures markets might increase the risk that movements in the prices of futures contracts or related options might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and related options markets are subject to daily variation margin calls and might be compelled to liquidate futures or related options positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures markets are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, 'program trading' and other investment strategies might result in temporary price distortions.

    LIMITATIONS ON THE USE OF FUTURES AND RELATED OPTIONS. The fund's use of futures and related options is governed by the following guidelines, which can be changed by its board without shareholder vote:

        (1) The aggregate initial margin and premiums on futures contracts and options on futures positions that are not for bona fide hedging purposes (as defined by the CFTC), excluding the amount by which options are 'in-the-money,' may not exceed 5% of the fund's net assets.

        (2) The aggregate premiums paid on all options (including options on securities, securities indices and futures contracts) purchased by the fund that are held at any time will not exceed 20% of its net assets.

        (3) The aggregate margin deposits on all futures contracts and options thereon held at any time by the fund will not exceed 5% of its total assets.

               ORGANIZATION OF THE TRUST; TRUSTEES AND OFFICERS;
            PRINCIPAL HOLDERS AND MANAGEMENT OWNERSHIP OF SECURITIES



    The Trust was organized on March 28, 1991, as a business trust under the laws of the Commonwealth of Massachusetts and currently has one operating series. The Trust is authorized to issue an unlimited number of shares of beneficial interest of each existing or future series, par value of $0.001 per share.





    The Trust is governed by a board of trustees, which oversees the Trust's operations and which is authorized to establish additional series. The tables below show, for each trustee (sometimes referred to as 'board member') and executive officer, his or her name, address and age, the position held with the Trust, the length of time served as trustee or officer of the Trust, the trustee's or officer's principal occupations during the last five years, the number of portfolios in the UBS fund complex overseen by the trustee or for which a person served as an officer, and other directorships held by such trustee.



INTERESTED TRUSTEES


                                                         TERM OF
                                        POSITION(S)   OFFICE'D' AND                               NUMBER OF PORTFOLIOS
                                         HELD WITH      LENGTH OF     PRINCIPAL OCCUPATION(S)        IN FUND COMPLEX
           NAME, ADDRESS, AND AGE          TRUST       TIME SERVED      DURING PAST 5 YEARS        OVERSEEN BY TRUSTEE
           ----------------------          -----       -----------      -------------------        -------------------
Margo N. Alexander*'D''D'; 55             Trustee      Since 1996    Mrs. Alexander is an       Mrs. Alexander is a
                                                                     executive vice president   director or trustee of 21
                                                                     of UBS PaineWebber (since  investment companies
                                                                     March 1984). She was       (consisting of 42
                                                                     chief executive officer    portfolios) for which UBS
                                                                     of UBS Global AM from      Global AM or one of its
                                                                     January 1995 to October    affiliates serves as
                                                                     2000, a director (from     investment advisor, sub-
                                                                     January 1995 to September  advisor or manager.
                                                                     2001) and chairman (from
                                                                     March 1999 to September
                                                                     2001).

E. Garrett Bewkes, Jr.**'D''D'; 76      Trustee and    Since 1996    Mr. Bewkes serves as a     Mr. Bewkes is a director
                                        Chairman of                  consultant to UBS          or trustee of 35
                                        the Board of                 PaineWebber (since May     investment companies
                                          Trustees                   1999). Prior to November   (consisting of 56
                                                                     2000, he was a director    portfolios) for which UBS
                                                                     of Paine Webber Group      Global AM or one of its
                                                                     Inc. ('PW Group,'          affiliates serves as
                                                                     formerly the holding       investment advisor, sub-
                                                                     company of UBS             advisor or manager.
                                                                     PaineWebber and UBS
                                                                     Global AM) and prior to
                                                                     1996, he was a consultant
                                                                     to PW Group. Prior to
                                                                     1988, he was chairman of
                                                                     the board, president and
                                                                     chief executive officer
                                                                     of American Bakeries
                                                                     Company.


                                                 OTHER DIRECTORSHIPS
           NAME, ADDRESS, AND AGE                  HELD BY TRUSTEE
           ----------------------                  ---------------
Margo N. Alexander*'D''D'; 55                           None

E. Garrett Bewkes, Jr.**'D''D'; 76            Mr. Bewkes is also a
                                              director of Interstate
                                              Bakeries Corporation.

INDEPENDENT TRUSTEES


                                                        TERM OF
                                       POSITION(S)   OFFICE'D' AND                               NUMBER OF PORTFOLIOS
                                        HELD WITH      LENGTH OF     PRINCIPAL OCCUPATION(S)        IN FUND COMPLEX
           NAME, ADDRESS, AND AGE         TRUST       TIME SERVED      DURING PAST 5 YEARS        OVERSEEN BY TRUSTEE
           ----------------------         -----       -----------      -------------------        -------------------
Richard Q. Armstrong; 67                 Trustee      Since 1995    Mr. Armstrong is chairman  Mr. Armstrong is a
R.Q.A. Enterprises                                                  and principal of R.Q.A.    director or trustee of 21
One Old Church Road --                                              Enterprises (management    investment companies
Unit # 6                                                            consulting firm) (since    (consisting of 42
Greenwich, CT 06830                                                 April 1991 and principal   portfolios) for which UBS
                                                                    occupation since March     Global AM or one of its
                                                                    1995). Mr. Armstrong was   affiliates serves as
                                                                    chairman of the board,     investment advisor, sub-
                                                                    chief executive officer    advisor or manager.
                                                                    and co-owner of Adirondack
                                                                    Beverages (producer
                                                                    and distributor of
                                                                    soft drinks and
                                                                    sparkling/still waters)
                                                                    (October 1993-March
                                                                    1995). He was a partner
                                                                    of The New England
                                                                    Consulting Group
                                                                    (management consulting
                                                                    firm) (December 1992-
                                                                    September 1993). He was
                                                                    managing director of LVMH
                                                                    U.S. Corporation (U.S.
                                                                    subsidiary of the
                                                                    French luxury goods
                                                                    conglomerate, Louis
                                                                    Vuitton Moet Hennessey
                                                                    Corporation) (1987-1991)
                                                                    and chairman of its wine
                                                                    and spirits subsidiary,
                                                                    Schieffelin & Somerset
                                                                    Company (1987-1991).

David J. Beaubien; 68                    Trustee      Since 2001    Mr. Beaubien is chairman   Mr. Beaubien is a
101 Industrial Road                                                 of Yankee Environmental    director or trustee of 21
Turners Falls, MA 01376                                             Systems, Inc., a           investment companies
                                                                    manufacturer of            (consisting of 42
                                                                    meteorological measuring   portfolios) for which UBS
                                                                    systems. Prior to January  Global AM or one of its
                                                                    1991, he was senior vice   affiliates serves as
                                                                    president of EG&G, Inc.,   investment advisor, sub-
                                                                    a company which makes and  advisor or manager.
                                                                    provides a variety of
                                                                    scientific and
                                                                    technically oriented
                                                                    products and services.
                                                                    From 1985 to January
                                                                    1995, Mr. Beaubien served
                                                                    as a director or trustee
                                                                    on the boards of the
                                                                    Kidder, Peabody & Co.
                                                                    Incorporated mutual
                                                                    funds.

Richard R. Burt; 55                      Trustee      Since 1996    Mr. Burt is chairman of    Mr. Burt is a director or
1275 Pennsylvania Ave., N.W.                                        Diligence LLC              trustee of 21 investment
Washington, D.C. 20004                                              (international             companies (consisting of
                                                                    information and security   42 portfolios) for which
                                                                    firm) and IEP Advisors     UBS Global AM or one of
                                                                    (international             its affiliates serves as
                                                                    investments and            investment advisor, sub-
                                                                    consulting firm). He was   advisor or manager.
                                                                    the chief negotiator in
                                                                    the Strategic Arms
                                                                    Reduction Talks with the
                                                                    former Soviet Union
                                                                    (1989-1991) and the U.S.
                                                                    Ambassador to the Federal
                                                                    Republic of Germany
                                                                    (1985-1989). From
                                                                    1991-1994, he served as a
                                                                    partner of McKinsey &
                                                                    Company (management
                                                                    consulting firm).


                                                 OTHER DIRECTORSHIPS
           NAME, ADDRESS, AND AGE                  HELD BY TRUSTEE
           ----------------------                  ---------------
Richard Q. Armstrong; 67                      Mr. Armstrong is also a
R.Q.A. Enterprises                            director of AlFresh
One Old Church Road --                        Beverages Canada, Inc.
Unit # 6                                      (a Canadian Beverage
Greenwich, CT 06830                           subsidiary of AlFresh
                                              Foods Inc.) (since
                                              October 2000).

David J. Beaubien; 68                         Mr. Beaubien is also a
101 Industrial Road                           director of IEC
Turners Falls, MA 01376                       Electronics, Inc., a
                                              manufacturer of
                                              electronic assemblies.

Richard R. Burt; 55                           Mr. Burt is also a
1275 Pennsylvania Ave., N.W.                  director of Hollinger
Washington, D.C. 20004                        International Inc.
                                              (publishing), The Central
                                              European Fund, Inc., The
                                              Germany Fund, Inc., IGT,
                                              Inc. (provides technology
                                              to gaming and wagering
                                              industry) (since July
                                              1999) and chairman of
                                              Weirton Steel Corp.
                                              (makes and finishes steel
                                              products) (since April
                                              1996). He is also a
                                              director or trustee of
                                              funds in the Scudder
                                              Mutual Funds Family
                                              (consisting of 47
                                              portfolios).

                                                        TERM OF
                                       POSITION(S)   OFFICE'D' AND                               NUMBER OF PORTFOLIOS
                                        HELD WITH      LENGTH OF     PRINCIPAL OCCUPATION(S)        IN FUND COMPLEX
           NAME, ADDRESS, AND AGE         TRUST       TIME SERVED      DURING PAST 5 YEARS        OVERSEEN BY TRUSTEE
           ----------------------         -----       -----------      -------------------        -------------------
Meyer Feldberg; 60                       Trustee      Since 1996    Mr. Feldberg is Dean and   Dean Feldberg is a
Columbia University                                                 Professor of Management    director or trustee of 35
101 Uris Hall                                                       of the Graduate School of  investment companies
New York, New York 10027                                            Business, Columbia         (consisting of 56
                                                                    University. Prior to       portfolios) for which UBS
                                                                    1989, he was president of  Global AM or one of its
                                                                    the Illinois Institute of  affiliates serves as
                                                                    Technology.                investment advisor, sub-
                                                                                               advisor or manager.

George W. Gowen; 73                      Trustee      Since 1996    Mr. Gowen is a partner in  Mr. Gowen is a director
666 Third Avenue                                                    the law firm of            or trustee of 35
New York, New York 10017                                            Dunnington, Bartholow &    investment companies
                                                                    Miller. Prior to May       (consisting of 56
                                                                    1994, he was a partner in  portfolios) for which UBS
                                                                    the law firm of Fryer,     Global AM or one of its
                                                                    Ross & Gowen.              affiliates serves as
                                                                                               investment advisor, sub-
                                                                                               advisor or manager.

William W. Hewitt, Jr.***; 74            Trustee      Since 2001    Mr. Hewitt is retired.     Mr. Hewitt is a director
c/o UBS Global Asset                                                From 1990 to January       or trustee of 21
Management (US) Inc.                                                1995, Mr. Hewitt served    investment companies
51 West 52nd Street                                                 as a director or trustee   (consisting of 42
New York, New York 10019-6114                                       on the boards of the       portfolios) for which UBS
                                                                    Kidder, Peabody & Co.      Global AM or one of its
                                                                    Incorporated mutual        affiliates serves as
                                                                    funds. From 1986-1988, he  investment advisor, sub-
                                                                    was an executive vice      advisor or manager.
                                                                    president and director of
                                                                    mutual funds, insurance
                                                                    and trust services of
                                                                    Shearson Lehman Brothers
                                                                    Inc. From 1976-1986, he
                                                                    was president of Merrill
                                                                    Lynch Funds Distributor,
                                                                    Inc.

Morton L. Janklow; 72                    Trustee      Since 2001    Mr. Janklow is senior      Mr. Janklow is a director
445 Park Avenue                                                     partner of Janklow &       or trustee of 21
New York, New York 10022                                            Nesbit Associates, an      investment companies
                                                                    international literary     (consisting of 42
                                                                    agency representing        portfolios) for which UBS
                                                                    leading authors in their   Global AM or one of its
                                                                    relationships with         affiliates serves as
                                                                    publishers and motion      investment advisor, sub-
                                                                    picture, television and    advisor or manager.
                                                                    multi-media companies,
                                                                    and of counsel to the law
                                                                    firm of Janklow & Ashley.

Meyer Feldbert, 60                            Dean Feldbert is also a
Columbia University                           director of Primedia Inc.
101 Uris Hall                                 (publishing), Federated
New York, New York 10027                      Department Stores, Inc.
                                              (operator of department
                                              stores), Revlon, Inc.
                                              (cosmetics), Select
                                              Medical Inc. (healthcare
                                              services) and SAPPI, Ltd.
                                              (producer of paper).

George W. Gowen; 73                           None
666 Third Avenue
New York, New York 10017

William W. Hewitt, Jr.***; 74                 Mr. Hewitt is also a
c/o UBS Global Asset                          director or trustee of
Management (US) Inc.                          Guardian Life Insurance
51 West 52nd Street                           Company Mutual Funds
New York, New York 10019-6114                 (consisting of 19
                                              portfolios).

Morton L. Janklow; 72                         None
445 Park Avenue
New York, New York 10022

                                                        TERM OF
                                       POSITION(S)   OFFICE'D' AND                               NUMBER OF PORTFOLIOS
                                        HELD WITH      LENGTH OF     PRINCIPAL OCCUPATION(S)        IN FUND COMPLEX
           NAME, ADDRESS, AND AGE         TRUST       TIME SERVED      DURING PAST 5 YEARS        OVERSEEN BY TRUSTEE
           ----------------------         -----       -----------      -------------------        -------------------
Frederic V. Malek; 66                    Trustee      Since 1996    Mr. Malek is chairman of   Mr. Malek is a director or
1455 Pennsylvania                                                   Thayer Capital Partners    trustee of 21 investment
Avenue, N.W.                                                        (merchant bank) and        companies (consisting of
Suite 350                                                           chairman of Thayer Hotel   42 portfolios) for which
Washington, D.C. 20004                                              Investors III, Thayer      UBS Global AM or one of
                                                                    Hotel Investors II and     its affiliates serves as
                                                                    Lodging Opportunities      investment advisor, sub-
                                                                    Fund (hotel investment     advisor or manager.
                                                                    partnerships). From
                                                                    January 1992 to November
                                                                    1992, he was campaign
                                                                    manager of Bush-Quayle
                                                                    '92. From 1990 to 1992,
                                                                    he was vice chairman and,
                                                                    from 1989 to 1990, he was
                                                                    president of Northwest
                                                                    Airlines Inc. and NWA
                                                                    Inc. (holding company of
                                                                    Northwest Airlines Inc.).
                                                                    Prior to 1989, he was
                                                                    employed by the Marriott
                                                                    Corporation (hotels,
                                                                    restaurants, airline
                                                                    catering and contract
                                                                    feeding), where he most
                                                                    recently was an executive
                                                                    vice president and
                                                                    president of Marriott
                                                                    Hotels and Resorts.

Carl W. Schafer; 66                      Trustee      Since 1991    Mr. Schafer is president   Mr. Schafer is a director
66 Witherspoon Street                                               of the Atlantic            or trustee of 21
#1100                                                               Foundation (charitable     investment companies
Princeton, NJ 08542                                                 foundation). Prior to      (consisting of 42
                                                                    January 1993, he was       portfolios) for which UBS
                                                                    chairman of the            Global AM or one of its
                                                                    Investment Advisory        affiliates serves as
                                                                    Committee of the Howard    investment advisor, sub-
                                                                    Hughes Medical Institute.  advisor or manager.

William D. White; 68                     Trustee      Since 2001    Mr. White is retired.      Mr. White is a director or
P.O. Box 199                                                        From February 1989         trustee of 21 investment
Upper Black Eddy, PA 18972                                          through March 1994, he     companies (consisting of
                                                                    was president of the       42 portfolios) for which
                                                                    National League of         UBS Global AM or one of
                                                                    Professional Baseball      its affiliates serves as
                                                                    Clubs. Prior to 1989, he   investment advisor, sub-
                                                                    was a television           advisor or manager.
                                                                    sportscaster for WPIX-TV,
                                                                    New York. Mr. White
                                                                    served on the Board of
                                                                    Directors of Centel from
                                                                    1989 to 1993 and until
                                                                    recently on the board of
                                                                    directors of Jefferson
                                                                    Banks Incorporated,
                                                                    Philadelphia, PA.

Fredric V. Malek; 66                           Mr. Malek is a also a
1455 Pennsylvania                              director of Aegis
Avenue, N.W.                                   Communications, Inc.
Suite 350                                      (tele-services), American
Washington, D.C. 20004                         Management Systems, Inc.
                                               (management consulting
                                               and computer related
                                               services), Automatic Data
                                               Processing, Inc.
                                               (computing services), CB
                                               Richard Ellis, Inc. (real
                                               estate services), FPL
                                               Group, Inc. (electric
                                               services), Manor Care,
                                               Inc. (health care), and
                                               Northwest Airlines Inc.

Carl W. Schafer; 66                            Mr. Schafer is also a
66 Witherspoon Street                          director of Labor Ready,
#1100                                          Inc. (temporary
Princeton, NJ 08542                            employment), Roadway
                                               Corp. (trucking),
                                               Guardian Life Insurance
                                               Company Mutual Funds
                                               (consisting of 19
                                               portfolios), the Harding,
                                               Loevner Funds (consisting
                                               of 4 portfolios), E.I.I.
                                               Realty Securities Trust
                                               (investment company) and
                                               Frontier Oil Corporation.

William D. White; 68                                     None
P.O. Box 199
Upper Black Eddy, PA 18972


---------




      * This person's business address is 1285 Avenue of the Americas, New York, New York 10019-6028.



     ** This person's business address is 51 West 52nd Street, New York, New
        York 10019-6114.



    *** This address is for mailing purposes only.





    'D' Each Trustee holds office for an indefinite term.



 'D''D' Mrs. Alexander and Mr. Bewkes are 'interested persons' of the fund as defined in the Investment Company Act by virtue of their positions with UBS Global AM or its affiliates.

OFFICERS



                                               TERM OF
                                            OFFICE'D' AND
                          POSITION(S) HELD    LENGTH OF           PRINCIPAL OCCUPATION(S)
 NAME, ADDRESS, AND AGE    WITH THE TRUST    TIME SERVED            DURING PAST 5 YEARS
 ----------------------    --------------    -----------            -------------------
T. Kirkham Barneby*; 56   Vice President     Since 1995    Mr. Barneby is a managing director --
                                                           quantitative investments of UBS
                                                           Global AM. Mr. Barneby is a vice
                                                           president of seven investment
                                                           companies (consisting of 8
                                                           portfolios) for which UBS Global AM
                                                           or one of its affiliates serves as
                                                           investment advisor, sub-advisor or
                                                           manager.

Thomas Disbrow*; 36       Vice President     Since 2000    Mr. Disbrow is a director and a
                           and Assistant                   senior manager of the mutual fund
                             Treasurer                     finance department of UBS Global AM.
                                                           Prior to November 1999, he was a vice
                                                           president of Zweig/Glaser Advisers.
                                                           Mr. Disbrow is a vice president and
                                                           assistant treasurer of 21 investment
                                                           companies (consisting of 42
                                                           portfolios) and assistant treasurer
                                                           of one investment company (consisting
                                                           of 2 portfolios) for which UBS Global
                                                           AM or one of its affiliates serves as
                                                           investment advisor, sub-advisor or
                                                           manager.

Amy R. Doberman*; 40      Vice President     Since 2000    Ms. Doberman is a managing director
                           and Secretary                   and general counsel of UBS Global AM.
                                                           From December 1997 through July 2000,
                                                           she was general counsel of Aeltus
                                                           Investment Management, Inc. Prior to
                                                           working at Aeltus, Ms. Doberman was
                                                           assistant chief counsel of the SEC's
                                                           Division of Investment Management.
                                                           Ms. Doberman is vice president and
                                                           assistant secretary of UBS
                                                           Supplementary Trust and four
                                                           investment companies (consisting of
                                                           42 portfolios) and vice president and
                                                           secretary of 21 investment companies
                                                           (consisting of 42 portfolios) for
                                                           which UBS Global AM or one of its
                                                           affiliates serves as investment
                                                           advisor, sub-advisor or manager.

                                               TERM OF
                                            OFFICE'D' AND
                          POSITION(S) HELD    LENGTH OF           PRINCIPAL OCCUPATION(S)
 NAME, ADDRESS, AND AGE    WITH THE TRUST    TIME SERVED            DURING PAST 5 YEARS
 ----------------------    --------------    -----------            -------------------
David M. Goldenberg*; 36   Vice President    Since 2002    Mr. Goldenberg is an executive
                           and Assistant                   director and deputy general counsel
                             Secretary                     of UBS Global AM. From 2000-2002 he
                                                           was director, legal affairs at Lazard
                                                           Asset Management. Mr. Goldenberg was
                                                           global director of compliance for SSB
                                                           Citi Asset Management Group from
                                                           1998-2000. He was associate general
                                                           counsel at Smith Barney Asset
                                                           Management from 1996-1998. Prior to
                                                           working at Smith Barney Asset
                                                           Management, Mr. Goldenberg was branch
                                                           chief and senior counsel in the SEC's
                                                           Division of Investment Management.
                                                           Mr. Goldenberg is vice president and
                                                           secretary of UBS Supplementary Trust
                                                           and four investment companies
                                                           (consisting of 42 portfolios) and a
                                                           vice president and assistant
                                                           secretary of 21 investment companies
                                                           (consisting of 42 portfolios) for
                                                           which UBS Global AM, or one of its
                                                           affiliates serves as investment
                                                           advisor, sub-advisor or manager.

Kevin J. Mahoney*; 37     Vice President     Since 1999    Mr. Mahoney is a director and a
                           and Assistant                   senior manager of the mutual fund
                             Treasurer                     finance department of UBS Global AM.
                                                           Prior to April 1999, he was the
                                                           manager of the mutual fund internal
                                                           control group of Salomon Smith
                                                           Barney. Mr. Mahoney is a vice
                                                           president and assistant treasurer of
                                                           21 investment companies (consisting
                                                           of 42 portfolios) for which UBS
                                                           Global AM or one of its affiliates
                                                           serves as investment advisor,
                                                           sub-advisor or manager.

Paul H. Schubert*; 39     Vice President     Since 1995    Mr. Schubert is an executive director
                           and Treasurer                   and head of the mutual fund finance
                                                           department of UBS Global AM. Mr.
                                                           Schubert is treasurer and principal
                                                           accounting officer of UBS
                                                           Supplementary Trust and of two
                                                           investment companies (consisting of
                                                           38 portfolios), a vice president and
                                                           treasurer of 21 investment companies
                                                           (consisting of 42 portfolios),
                                                           treasurer and chief financial officer
                                                           of one investment company (consisting
                                                           of 2 portfolios) and treasurer of one
                                                           investment company (consisting of 2
                                                           portfolios) for which UBS Global AM
                                                           or one of its affiliates serves as
                                                           investment advisor, sub-advisor or
                                                           manager.

                                               TERM OF
                                            OFFICE'D' AND
                          POSITION(S) HELD    LENGTH OF           PRINCIPAL OCCUPATION(S)
 NAME, ADDRESS, AND AGE    WITH THE TRUST    TIME SERVED            DURING PAST 5 YEARS
 ----------------------    --------------    -----------            -------------------
Brian M. Storms*; 48         President       Since 2000    Mr. Storms is chief executive officer
                                                           (since July 2002), director and
                                                           president of UBS Global AM (since
                                                           March 1999). He is also chief
                                                           executive officer (since July 2002),
                                                           a member of the board of directors
                                                           and president of UBS Global Asset
                                                           Management (Americas) Inc. ('UBS
                                                           Global AM (Americas)') and UBS Global
                                                           Asset Management (New York) Inc.
                                                           ('UBS Global AM (New York)') (since
                                                           October 2001). Mr. Storms was chief
                                                           executive officer of UBS Global AM
                                                           from October 2000 to September 2001
                                                           and chief operating officer (2001-
                                                           2002). He was chief operating officer
                                                           of UBS Global AM (Americas) and UBS
                                                           Global AM (New York) from September
                                                           2001 to July 2002. He was a director
                                                           or trustee of several investment
                                                           companies in the UBS Family of Funds
                                                           (1999-2001). He was president of
                                                           Prudential Investments (1996-1999).
                                                           Prior to joining Prudential
                                                           Investments he was a managing
                                                           director at Fidelity Investments. Mr.
                                                           Storms is president and trustee of
                                                           UBS Supplementary Trust and of three
                                                           investment companies (consisting of
                                                           40 portfolios) and president of 21
                                                           investment companies (consisting of
                                                           42 portfolios) and trustee and
                                                           chairman of one investment company
                                                           (consisting of 2 portfolios) for
                                                           which UBS Global AM or one of its
                                                           affiliates serves as investment
                                                           advisor, sub-advisor or manager.

Keith A. Weller*; 41      Vice President     Since 1996    Mr. Weller is a director and senior
                           and Assistant                   associate general counsel of UBS
                             Secretary                     Global AM. Mr. Weller is a vice
                                                           president and assistant secretary of
                                                           21 investment companies (consisting
                                                           of 42 portfolios) for which UBS
                                                           Global AM or one of its affiliates
                                                           serves as investment advisor,
                                                           sub-advisor or manager.



---------



* This person's business address is 51 West 52nd Street, New York, New York 10019-6114.



'D' Officers of the Trust are appointed by the trustees and serve at the pleasure of the board.

               INFORMATION ABOUT TRUSTEE OWNERSHIP OF FUND SHARES



                                                             AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN
                                                             ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY
                                                                  TRUSTEE FOR WHICH UBS GLOBAL AM OR AN
                                  DOLLAR RANGE OF EQUITY         AFFILIATE SERVES AS INVESTMENT ADVISOR,
            TRUSTEE               SECURITIES IN FUND'D'                 SUB-ADVISOR OR MANAGER'D'
            -------               ---------------------                 -------------------------
INTERESTED TRUSTEES
Margo N. Alexander..............        $0-$10,000                            Over $100,000
E. Garrett Bewkes...............           NONE                               Over $100,000

INDEPENDENT TRUSTEES
Richard Q. Armstrong............        $0-$10,000                            Over $100,000
David J. Beaubien...............           NONE                               Over $100,000
Richard R. Burt.................           NONE                              $10,001-$50,000
Meyer Feldberg..................           NONE                               Over $100,000
George W. Gowen.................        $0-$10,000                            Over $100,000
William W. Hewitt, Jr...........           NONE                               Over $100,000
Morton L. Janklow...............           NONE                             $50,001-$100,000
Frederic V. Malek...............           NONE                             $50,001-$100,000
Carl W. Schafer.................        $0-$10,000                          $50,001-$100,000
William D. White................           NONE                              $10,001-$50,000



---------



'D' Information regarding ownership is as of December 31, 2001.



                                   COMMITTEES



    The Trust has an Audit and Contract Review Committee and a Nominating Committee. The members of the Audit and Contract Review Committee are the Independent Trustees. Richard Q. Armstrong is chairperson of the Audit and Contract Review Committee. The following Independent Trustees are members of the Nominating Committee: George W. Gowen (chairperson), Carl W. Schafer, William D. White, and Morton L. Janklow.



    The Audit and Contract Review Committee is responsible for, among other things: recommending the selection, retention or termination of the auditors; evaluating the independence of the auditors, including with respect to the provision of any consulting services; reviewing with the independent auditors the scope and results of the annual audit; reviewing the fees charged by the auditors for professional services, including any types of non-audit services performed, if any, and whether the non-audit services performed and related fees were consistent with the auditors independence; reporting to the full board on a regular basis; discussing with the independent auditors any disclosed relationships or services that may impact the objectivity and independence of the independent auditors; and making recommendations as it deems necessary or appropriate. The Audit and Contract Review Committee also reviews the performance by certain service providers of their contracts and arrangements with the fund and recommends to the board concerning the initial approval and/or continuation of each of the proposed contracts and arrangements and the reasonableness and appropriateness of the proposed fees. During the fund's fiscal year ended August 31, 2002, the Audit and Contract Review Committee held three meetings.



    The Nominating Committee is responsible for, among other things: selecting, evaluating and recommending to the board candidates to be nominated as additional Independent Trustees of the Board and reviewing the compensation arrangements for each of the Trustees. The Nominating Committee will consider nominees recommended by shareholders if a vacancy occurs. In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating Committee, Mr. George W. Gowen, care of the Secretary of the Fund at 51 West 52nd Street, New York, New York 10019-6114 and indicate on the envelope 'Nominating Committee.' The shareholder's letter should state the nominee's name and should include the nominees resume or curriculum vitae. During the fund's fiscal year ended August 31, 2002, the Nominating Committee did not meet.

    INFORMATION ABOUT INDEPENDENT TRUSTEE OWNERSHIP OF SECURTITIES ISSUED BY
            UBS GLOBAL AM OR ANY COMPANY CONTROLLING, CONTROLLED BY
                   OR UNDER COMMON CONTROL WITH UBS GLOBAL AM



    As of December 31, 2001, the Independent Trustees did not own any securities issued by UBS Global AM or any company controlling, controlled by or under common control with UBS Global AM.



                                  COMPENSATION



    Each board member who is not an 'interested person' receives, in the aggregate from UBS and UBS PACE Select funds, an annual retainer of $50,000, and a $10,000 fee for each regular board meeting (and each in-person special board meeting) actually attended. Each such board member is also entitled to a $2,000 fee for each special telephone meeting attended. The chairperson of the Audit and Contract Review Committee receives annually $12,500. The chairperson of the Nominating Committee receives annually $5,000. The foregoing fees will be allocated among all such funds (or each relevant fund in the case of a special meeting) pro rata based on the funds' relative net assets at the end of the calendar quarter preceding the date of payment. No officer, trustee or employee of UBS Global AM or one of its affiliates presently receives any compensation from the fund for acting as a board member or officer. All board members are reimbursed for expenses incurred in attending meetings.



    The table below includes certain information relating to the compensation of the Trust's current board members and the compensation of those board members from all funds for which UBS Global AM or an affiliate served as an investment advisor, sub-advisor or manager during the periods indicated.


                             COMPENSATION TABLE'D'


                                                              AGGREGATE        TOTAL COMPENSATION
                                                            COMPENSATION         FROM THE TRUST
                NAME OF PERSON, POSITION                   FROM THE TRUST*   AND THE FUND COMPLEX**
                ------------------------                   ---------------   ----------------------
Richard Q. Armstrong, Trustee............................      $4,399               $ 94,395
David J. Beaubien, Trustee***............................       3,874                 71,238
Richard R. Burt, Trustee.................................       4,399                 86,295
Meyer Feldberg, Trustee..................................       5,020                181,252
George W. Gowen, Trustee.................................       4,564                178,103
William W. Hewitt, Trustee***............................       4,122                 85,616
Morton L. Janklow, Trustee***............................       3,874                 64,988
Frederic V. Malek, Trustee...............................       4,399                 94,395
Carl W. Schafer, Trustee.................................       4,399                 94,125
William D. White, Trustee***.............................       3,874                 71,238


---------


'D' Only independent board members are compensated by the funds for which UBS Global AM or an affiliate serves as investment advisor, sub-advisor or manager; board members who are 'interested persons,' as defined by the Investment Company Act, do not receive compensation from these funds.



  * Represents fees paid to each board member for the fiscal year ended August 31, 2002.



 ** Represents fees paid during the calendar year ended December 31, 2001 to each board member by: (a) 29 investment companies in the case of Messrs. Armstrong, Burt, Malek and Schafer; (b) 41 investment companies in the case of Messrs. Feldberg and Gowen; and (c) 22 investment companies in the case of Messrs. Beaubien, Hewitt, Janklow and White for which UBS Global AM or one of its affiliates served as investment advisor, sub-advisor or manager. No fund within the UBS fund complex has a bonus, pension, profit sharing or retirement plan.



*** This person did not commence serving on the Trust's board until September
    2001.



    PRINCIPAL HOLDERS AND MANAGEMENT OWNERSHIP OF SECURITIES. As of December 1, 2002, trustees and officers of the Trust owned in the aggregate less than 1% of the outstanding shares of any class of the fund.

    As of December 1, 2002, the fund's records showed the following shareholders as owning 5% or more of any class of the fund's shares. Management is not aware of any other person who owns beneficially 5% or more of any class of the fund's shares.



                                               PERCENTAGE OF
                                               CLASS Y SHARES
                                                OWNED AS OF
             NAME AND ADDRESS*                DECEMBER 1, 2002
             -----------------                ----------------
Northern Trust Company as Trustee
FBO PaineWebber 401K Plan...................        48.79%

UBS PaineWebber Inc. for the benefit of
Boch Business Trust
Ernest Boch TTEE
Global Account..............................        17.38%

UBS PaineWebber Inc. for the benefit of
The EJB Trust DTD 6/5/02
Ernest J. Boch TTEE.........................         7.77%


---------


* The shareholders listed may be contacted c/o UBS Global Asset Management (US) Inc., Attn: Compliance Department, 51 West 52nd Street, New York, NY 10019-6114.


               INVESTMENT ADVISORY, ADMINISTRATION AND PRINCIPAL
                            UNDERWRITING ARRANGMENTS


    INVESTMENT ADVISORY AND ADMINISTRATION ARRANGEMENTS. UBS Global AM acts as the investment advisor and administrator of the fund pursuant to a contract ('Advisory and Administration Contract') with the Trust. Under the Advisory and Administration Contract, the fund pays UBS Global AM an annual fee, computed daily and paid monthly, as set forth below:


           AVERAGE DAILY NET ASSETS                          ANNUAL RATE
           ------------------------                          -----------
           Up to $250 million..............................     0.500%
           Over $250 million...............................     0.450


    During the fiscal years ended August 31, 2002, August 31, 2001 and August 31, 2000, UBS Global AM earned (or accrued) advisory and administration fees of $11,861,014, $13,598,881 and $12,616,827, respectively.



    Under the terms of the Advisory and Administration Contract, the fund bears all expenses incurred in its operation that are not specifically assumed by UBS Global AM. Expenses borne by the fund include the following: (1) the cost (including brokerage commissions, if any) of securities purchased or sold by the fund and any losses incurred in connection therewith; (2) fees payable to and expenses incurred on behalf of the fund by UBS Global AM; (3) organizational expenses; (4) filing fees and expenses relating to the registration and qualification of the fund's shares under federal and state securities laws and maintenance of such registrations and qualifications; (5) fees and salaries payable to board members who are not interested persons of the Trust or UBS Global AM; (6) all expenses incurred in connection with the board members' services, including travel expenses; (7) taxes (including any income or franchise taxes) and governmental fees; (8) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds; (9) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the fund for violation of any law; (10) legal, accounting and auditing expenses, including legal fees of special counsel for the independent board members; (11) charges of custodians, transfer agents and other agents; (12) costs of preparing share certificates; (13) expenses of setting in type and printing prospectuses and supplements thereto, statements of additional information and supplements thereto, reports and proxy materials for existing shareholders and costs of mailing such materials to existing shareholders; (14) any extraordinary expenses (including fees and disbursements of counsel) incurred by the fund; (15) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (16) costs of mailing and tabulating proxies and costs of meetings of shareholders, the board and any committees thereof; (17) the cost of investment company literature and other publications provided to trustees and officers; and (18) costs of mailing, stationery and communications equipment.



    Under the Advisory and Administration Contract, UBS Global AM will not be liable for any error of judgment or mistake of law or for any loss suffered by a fund in connection with the performance of the Advisory and Administration Contract, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of UBS Global AM in the performance of its duties or from reckless disregard of its duties and obligations thereunder. The Advisory and Administration Contract terminates automatically upon its assignment and is terminable at any time without penalty by the board or by vote of the holders of a majority of the fund's outstanding voting securities, on 60 days' written notice to UBS Global AM or by UBS Global AM on 60 days' written notice to the fund.



    At the fund's board meeting held on July 24, 2002, the trustees considered and approved the continuance of the fund's Advisory and Administration Contract with UBS Global AM.



    Prior to that meeting, the board's Audit and Contract Review Committee (the 'Committee') (comprised of the board's Independent Trustees) had met to review and discuss the investment advisory and administration services provided to the fund over the course of the year by UBS Global AM. In considering the continuance of the Advisory and Administration Contract, the Committee analyzed the nature, quality and scope of such services, the revenues received and expenses incurred (actual and projected) by UBS Global AM in performing the services required under the Advisory and Administration Contract, and the cost allocation methods used in calculating such expenses. The Committee also reviewed UBS Global AM's profitability in managing the fund; the current fees paid by the fund in light of fees paid to other advisors by comparable funds and as a percentage of assets at different asset levels; fees paid to UBS Global AM by other funds it advises; and the ability of UBS Global AM to continue to perform the services contemplated under the Advisory and Administration Contract.



    The Committee also evaluated the performance of the fund in comparison to funds with similar objectives and policies, the relevant investment advisory personnel, compliance with the fund's investment restrictions, tax and reporting requirements and procedures of UBS Global AM with respect to possible conflicts of interest, including UBS Global AM's code of ethics. Based on all of the above, as well as other factors and considerations, the Committee recommended to the full board that the board approve the continuance of the Advisory and Administration Contract.



    The full board reviewed the factors considered by the Committee and also gave substantial consideration to the fees payable under the contract. In this regard, the board evaluated UBS Global AM's profitability with respect to the fund, including consideration of both the actual dollar amount of fees paid by the fund directly to UBS Global AM and so-called 'fallout benefits' to UBS Global AM or its affiliates, such as, for example, benefits derived from serving as investment advisor to the fund, the research services available to UBS Global AM by reason of commissions from other funds, and transfer agency related services fees received by UBS PaineWebber for certain transfer agency related services it performs for the fund's shareholders. Based on these considerations and the overall high-quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of UBS Global AM, the board concluded the fees to be paid to UBS Global AM under the contract were fair and reasonable, and the scope and quality of UBS Global AM's services to the fund were consistent with the fund's operational requirements and sufficient to approve the continuance of the Advisory and Administration Contract between the fund and UBS Global AM.



    SECURITIES LENDING. During the fiscal years ended August 31, 2002, August 31, 2001 and August 31, 2000, the fund paid (or accrued) $85,621, $258,935 and
$692,987, respectively, to UBS PaineWebber for its services as securities lending agent.



    BANK LINE OF CREDIT. During the period March 15, 2002 through August 31, 2002, the fund could borrow up to $10 million under a short-term unsecured line of credit ('Line of Credit') with the fund's custodian State Street Bank and Trust Company. The fund participates with other funds managed, advised or sub-advised by UBS Global AM or its affiliates in a $300 million committed credit facility ('Facility') with UBS AG, Stamford Branch, to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares at the request of shareholders and other temporary or emergency purposes.



    Under the facility arrangement, the fund has agreed to pay a commitment fee, pro rata, based on the relative asset size of the funds in the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings. For the year ended August 31, 2002, the Fund had an average daily amount of borrowing outstanding under the Line of Credit and the Facility of $3,629,750 for 124 days with a related weighted average annualized interest rate of 2.376%. For the period September 10, 2001 through August 31, 2002, the fund paid a commitment fee of $29,838 to UBS AG.



    PERSONAL TRADING POLICIES. The fund and UBS Global AM each have adopted a code of ethics under rule 17j-1 of the Investment Company Act, which permits personnel covered by the rule to invest in securities that may be purchased or held by the fund but prohibits fraudulent, deceptive or manipulative conduct in connection with that personal investing.



    PRINCIPAL UNDERWRITING ARRANGEMENTS. UBS Global AM acts as the principal underwriter of each class of shares of the fund pursuant to a principal underwriting contract ('Principal Underwriting Contract'). The Principal Underwriting Contract requires UBS Global AM to use its best efforts, consistent with its other businesses, to sell shares of the fund. Shares of the fund are offered continuously. UBS Global AM has entered into dealer agreements with other broker-dealers (affiliated and non-affiliated) and with other financial institutions to authorize them to sell fund shares.



    Under separate plans pertaining to the Class A, Class B and Class C shares adopted by the fund in the manner prescribed by Rule 12b-1 under the Investment Company Act (each, respectively, a 'Class A Plan,' 'Class B Plan' and 'Class C Plan,' and, collectively, 'Plans'), the fund pays UBS Global AM a service fee, accrued daily and payable monthly, at the annual rate of 0.25% of the average daily net assets of the class of shares. Under the Class B and the Class C Plan, the fund also pays UBS Global AM a distribution fee, accrued daily and payable monthly, at the annual rate of 0.75% of the average daily net assets of the applicable class of shares. There is no distribution plan with respect to the fund's Class Y shares, and the fund pays no service or distribution fees with respect to its Class Y shares.



    UBS Global AM uses the service fees under the Plans for Class A, Class B and Class C shares primarily to pay dealers for shareholder servicing, currently at the annual rate of 0.25% of the aggregate investment amounts maintained in the fund by each dealer. Each dealer then compensates its investment professionals for shareholder servicing that they perform and offsets its own expenses in servicing and maintaining shareholder accounts, including related overhead expenses.



    UBS Global AM uses the distribution fees under the Class B and Class C Plans to offset the commissions it pays to dealers for selling each fund's Class B and Class C shares, respectively, and to offset its marketing costs attributable to such classes, such as preparation, printing and distribution of sales literature, advertising and prospectuses and other shareholder materials to prospective investors. UBS Global AM also may use distribution fees to pay additional compensation to dealers and to offset other costs allocated to UBS Global AM's distribution activities.



    UBS Global AM compensates investment professionals when Class B and Class C shares are bought by investors, as well as on an ongoing basis.



    UBS Global AM receives the proceeds of the initial sales charge paid when Class A and Class C shares are bought and of the deferred sales charge paid upon sales of Classes A, B and C shares. These proceeds also may be used to cover distribution expenses.



    The Plans and the Principal Underwriting Contract specify that the fund must pay service and distribution fees to UBS Global AM for its service- and distribution-related activities, not as reimbursement for specific expenses incurred. Therefore, even if UBS Global AM's expenses for the fund exceed the service or distribution fees it receives, the fund will not be obligated to pay more than those fees. On the other hand, if UBS Global AM's service or distribution expenses are less than such fees, it will retain its full fees and realize a profit. Expenses in excess of service and distribution fees received or accrued through the termination date of any Plan will be UBS Global AM's sole responsibility and not that of the fund. Annually, the board reviews the Plans and UBS Global AM's corresponding expenses for each class of shares of the fund separately from the Plans and expenses attributable to the other classes of shares.



    Among other things, each Plan provides that (1) UBS Global AM will submit to the board at least quarterly, and the board members will review, reports regarding all amounts expended under the Plan and the purposes for which such expenditures were made, (2) the Plan will continue in effect only so long as it is approved at least annually, and any material amendment thereto is approved, by the board, including board members who are not 'interested persons' of the fund and who have no direct or indirect financial interest in the operation of the Plans or any agreement related to the Plan, acting in person at a meeting called for that purpose, (3) payments by the fund under the Plan shall not be materially increased without the affirmative vote of the holders of a majority of the outstanding shares of the relevant class of the fund and (4) while the Plan remains in effect, the selection and nomination of board members who are not 'interested persons' of the fund shall be committed to the discretion of the board members who are not 'interested persons' of the fund.



    In reporting amounts expended under the Plans to the board members, UBS Global AM allocates expenses attributable to the sale of each class of the fund's shares to such class based on the ratio of sales of shares of such class to the sales of all three classes of shares. The fees paid by one class of the fund's shares will not be used to subsidize the sale of any other class of fund shares.



    For the fiscal year ended August 31, 2002 the fund paid (or accrued) the following service and/or distribution fees to UBS Global AM under the Class A Plan, Class B Plan and Class C Plan:



     Class A.................................................  $2,228,808
     Class B.................................................  $8,137,599
     Class C.................................................  $7,120,548



    UBS Global AM estimates that it and its affiliates incurred the following shareholder service-related and distribution-related expenses with respect to the fund during the fiscal year ended August 31, 2002:



     CLASS A
     Marketing and advertising...............................  $2,044,288
     Amortization of commissions.............................           0
     Printing of prospectuses and SAIs.......................       3,082
     Branch network costs allocated and interest expense.....   2,826,674
     Service fees paid to investment professionals...........     836,346

     CLASS B
     Marketing and advertising...............................  $1,843,706
     Amortization of commissions.............................   5,273,568
     Printing of prospectuses and SAIs.......................       2,814
     Branch network costs allocated and interest expense.....   2,734,020
     Service fees paid to investment professionals...........     763,633

     CLASS C
     Marketing and advertising...............................  $1,620,148
     Amortization of commissions.............................   2,004,348
     Printing of prospectuses and SAIs.......................       2,462
     Branch network costs allocated and interest expense.....   2,257,844
     Service fees paid to investment professionals...........     668,117



    'Marketing and advertising' includes various internal costs allocated by UBS Global AM to its efforts at distributing the fund's shares. These internal costs encompass office rent, salaries and other overhead expenses of various departments and areas of operations of UBS Global AM. 'Branch network costs allocated and interest expense' consist of an allocated portion of the expenses of various departments involved in the distribution of the fund's shares, including the retail branch system of UBS PaineWebber, the primary dealer for the fund's shares during this period and 'service fees paid to investment professionals: represents compensation paid by UBS PaineWebber to its financial advisors.

    In approving the fund's overall Flexible Pricing'sm' system of distribution, the board considered several factors, including that implementation of Flexible Pricing would (1) enable investors to choose the purchasing option best suited to their individual situation, thereby encouraging current shareholders to make additional investments in the fund and attracting new investors and assets to the fund to the benefit of the fund and its shareholders, (2) facilitate distribution of the fund's shares and (3) maintain the competitive position of the fund in relation to other funds that have implemented or are seeking to implement similar distribution arrangements.


    In approving the Class A Plan, the Class B Plan and the Class C Plan, the board considered all the features of the distribution system and the anticipated benefits to the fund and its shareholders. With regard to each Plan, the board considered, as relevant (1) the conditions under which different combinations of initial sales charges, deferred sales charges, service fees and distribution fees and/or deferred sales charges would be imposed and the amount of such charges, (2) UBS Global AM's belief that the different combinations of initial sales charges, deferred sales charges, service fees and distribution fees would be attractive to dealers and investment professionals, resulting in greater growth of the fund than might otherwise be the case, (3) the advantages to the shareholders of economies of scale resulting from growth in the fund's assets and potential continued growth, (4) the services provided to the fund and its shareholders by UBS Global AM, (5) the services provided by dealers pursuant to the each dealer agreement with UBS Global AM, and (6) UBS Global AM's shareholder service-related and, where applicable, distribution-related expenses and costs. With respect to the Class B Plan, the board members also recognized that UBS Global AM's willingness to compensate dealers without the concomitant receipt by UBS Global AM of initial sales charges, was conditioned upon its expectation of being compensated under the Class B Plan.



    With respect to each Plan, the board considered all compensation that UBS Global AM would receive under that Plan and the Principal Underwriting Contract, including service fees and, as applicable, initial sales charges, distribution fees and deferred sales charges. The board also considered the benefits that would accrue to UBS Global AM under each Plan in that UBS Global AM would receive service, distribution, advisory and administration fees that are calculated based upon a percentage of the average net assets of the fund, which fees would increase if that Plan were successful and the fund attained and maintained significant asset levels.



    Under the Principal Underwriting Contract and prior similar principal underwriting contracts between the fund and UBS Global AM for Class A and Class C shares, for the fiscal years set forth below, UBS Global AM earned the following approximate amounts of sales charges and retained the following approximate amounts, net of concessions to dealers, primarily UBS PaineWebber.



                                              FISCAL YEARS ENDED AUGUST 31,
                                           ------------------------------------
                                              2002         2001         2000
                                              ----         ----         ----
CLASS A
Earned...................................  $1,230,154   $3,412,377   $2,244,889
Retained.................................  $  774,997   $  159,358   $  147,280

CLASS C
Earned...................................  $  483,830      N/A          N/A
Retained.................................  $  304,813      N/A          N/A



    UBS Global AM earned and retained the following deferred sales charges paid upon certain redemptions of shares for the fiscal year ended August 31, 2002:



   Class A.....................................................  $   13,340
   Class B.....................................................   2,821,844
   Class C.....................................................     120,652


                             PORTFOLIO TRANSACTIONS


    Subject to policies established by the board, UBS Global AM is responsible for the execution of the fund's portfolio transactions and the allocation of brokerage transactions. In executing portfolio transactions, UBS Global AM seeks to obtain the best net results for the fund, taking into account such factors as the price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm involved. While UBS Global AM generally seeks reasonably competitive commission rates, payment of the lowest commission is not necessarily consistent with obtaining the best net results. Prices paid to dealers in principal transactions generally include a 'spread,' which is the difference between the prices at which the dealer is willing to purchase and sell a specific security at the time. The fund may invest in securities traded in the over-the-counter market and will engage primarily in transactions directly with the dealers who make markets in such securities, unless a better price or execution could be obtained by using a broker. During the fiscal years ended August 31, 2002, August 31, 2001 and August 31, 2000, the fund paid $443,094, $1,105,631 and
$741,440, respectively, in brokerage commissions.



    The fund has no obligation to deal with any broker or group of brokers in the execution of portfolio transactions. The fund contemplates that, consistent with the policy of obtaining the best net results, brokerage transactions may be conducted through affiliates of UBS Global AM, including UBS PaineWebber. The board has adopted procedures in conformity with Rule 17e-1 under the Investment Company Act to ensure that all brokerage commissions paid to any other affiliated broker are reasonable and fair. Specific provisions in the Advisory and Administration Contract authorize UBS Global AM and any of its affiliates to effect portfolio transactions for the fund on such exchange and to retain compensation in connection with such transactions. Any such transactions will be effected and related compensation paid only in accordance with applicable SEC regulations. During the fiscal years ended August 31, 2002, August 31, 2001 and August 31, 2000, the fund did not pay any brokerage commissions to UBS PaineWebber or any other affiliate of UBS Global AM.



    Transactions in futures contracts are executed through futures commission merchants ('FCMs'), who receive brokerage commissions for their services. The fund's procedures in selecting FCMs to execute its transactions in futures contracts, including procedures permitting the use of affiliates of UBS Global AM, are similar to those in effect with respect to brokerage transactions in securities.



    In selecting brokers or dealers, UBS Global AM will consider the full range and quality of a broker's or dealer's services. Consistent with the interests of the fund and subject to the review of the board, UBS Global AM may cause the fund to purchase and sell portfolio securities through brokers or dealers who provide UBS Global AM with brokerage or research services. The fund may pay those brokers or dealers a higher commission, markup or markdown than may be charged by other brokers, provided that UBS Global AM determines in good faith that the commission, markup or markdown is reasonable in terms either of that particular transaction or of the overall responsibility of UBS Global AM to the fund and its other clients.


    Research services obtained from brokers may include written reports, pricing and appraisal services, analysis of issues raised in proxy statements, educational seminars, subscriptions, portfolio attribution and monitoring services, and computer hardware, software and access charges which are directly related to investment research. Research services may be received in the form of written reports, online services, telephone contacts and personal meetings with securities analysts, economists, corporate and industry spokespersons and government representatives.


    For the fiscal year ended August 31, 2002, UBS Global AM directed no transactions to brokers chosen because they provided research services.



    For purchases or sales with broker-dealer firms that act as principal, UBS Global AM seeks best execution. Although UBS Global AM may receive certain research or execution services in connection with these transactions, it will not purchase securities at a higher price or sell securities at a lower price than would otherwise be paid if no weight was attributed to the services provided by the executing dealer. UBS Global AM may consider the sale of shares of the fund and of other funds it advises as a factor in the selection of brokers or dealers to effect transactions for the fund, subject to UBS Global AM's duty to seek best execution. UBS Global AM may engage in agency transactions in over-the-counter equity and debt securities in return for research and execution services. These transactions are entered into only pursuant to procedures that are designed to ensure that the transaction (including commissions) is at least as favorable as it would have been if effected directly with a market-maker that did not provide research or execution services.

    Research services and information received from brokers or dealers are supplemental to UBS Global AM's own research efforts and, when utilized, are subject to internal analysis before being incorporated into its investment processes. Information and research services furnished by brokers or dealers through which or with which the fund effects securities transactions may be used by UBS Global AM in advising other funds or accounts and, conversely, research services furnished to UBS Global AM by brokers or dealers in connection with other funds or accounts that it advises may be used in advising the fund.



    Investment decisions for the fund and for other investment accounts managed by UBS Global AM are made independently of one another in light of differing considerations for the various accounts. However, the same investment decision may occasionally be made for the fund and one or more accounts. In those cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated between that fund and the other account(s) in a manner deemed equitable to the fund and the other account(s). While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the fund is concerned, or upon its ability to complete its entire order, in other cases it is believed that simultaneous transactions and the ability to participate in volume transactions will benefit the fund.



    The fund will not purchase securities that are offered in underwritings in which UBS PaineWebber, UBS Global AM or any of its affiliates is a member of the underwriting or selling group, except pursuant to procedures adopted by each board pursuant to Rule 10f-3 under the Investment Company Act. Among other things, these procedures require that the spread or commission paid in connection with such a purchase be reasonable and fair, the purchase be at not more than the public offering price prior to the end of the first business day after the date of the public offering and that UBS PaineWebber, UBS Global AM or any affiliate thereof not participate in or benefit from the sale to the funds.



    As of August 31, 2002, the fund owned securities issued by the following companies which are regular broker-dealers for the fund:



                    ISSUER                       TYPE OF SECURITY     VALUE
                    ------                       ----------------     -----
Morgan Stanley & Co. ..........................   Common Stock     $11,064,480



    PORTFOLIO TURNOVER. The fund's annual portfolio turnover rates may vary greatly from year to year, but they will not be a limiting factor when management deems portfolio changes appropriate. The portfolio turnover rate is calculated by dividing the lesser of the fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of securities in the portfolio during the year. The fund's portfolio turnover rates for the fiscal years ended August 31, 2002, and August 31, 2001 were 5% and 38%, respectively.


           REDUCED SALES CHARGES, ADDITIONAL EXCHANGE AND REDEMPTION
                         INFORMATION AND OTHER SERVICES

    WAIVERS OF SALES CHARGES -- CLASS A SHARES. The following additional sales charge waivers are available for Class A shares if you:


     Acquire shares in connection with shares purchased by UBS Global AM or any affiliate on behalf of a discretionary advisory client;


     Acquire shares in connection with a reorganization pursuant to which the fund acquires substantially all of the assets and liabilities of another fund in exchange solely for shares of the acquiring fund; or

     Acquire shares in connection with the disposition of proceeds from the sale of shares of Managed High Yield Plus Fund Inc. that were acquired during that fund's initial public offering of shares and that meet certain other conditions described in its prospectus.

    REINSTATEMENT PRIVILEGE -- CLASS A SHARES. Shareholders who have redeemed Class A shares of the fund may reinstate their account without a sales charge by notifying the transfer agent, PFPC Inc.

('PFPC'), of such desire and forwarding a check for the amount to be purchased within 365 days after the date of redemption. The reinstatement will be made at the net asset value per share next computed after the notice of reinstatement and check are received. The amount of a purchase under this reinstatement privilege cannot exceed the amount of the redemption proceeds. Gain on a redemption will be taxable regardless of whether the reinstatement privilege is exercised, although a loss arising out of a redemption will not be deductible to the extent the reinstatement privilege is exercised within 30 days after redemption, in which event an adjustment will be made to the shareholder's tax basis for shares acquired pursuant to the reinstatement privilege. Gain or loss on a redemption also will be readjusted for federal income tax purposes by the amount of any sales charge paid on Class A shares, under the circumstances and to the extent described in 'Taxes -- Special Rules for Class A Shareholders,' below.


    PAYMENTS BY UBS GLOBAL AM -- CLASS B SHARES. For purchases of Class B shares in amounts of less than $100,000, your broker is paid an up-front commission equal to 4% of the amount sold. For purchases of Class B shares in amounts of $100,000 up to $249,999, your broker is paid an up-front commission of 3.25%, and in amounts of $250,000 to $499,999, your broker is paid an up-front commission equal to 2.5% of the amount sold. For purchases of Class B shares in amounts of $500,000 to $999,999, your broker is paid an up-front commission equal to 1.75% of the amount sold.



    PAYMENTS BY UBS GLOBAL AM -- CLASS Y SHARES. Class Y shares are sold without sales charges and do not pay ongoing 12b-1 distribution or service fees. As principal underwriter of the Class Y shares, UBS Global AM may, from time to time, make payments out of its own resources to dealers who sell Class Y shares of the Family Funds ('Family Funds' include the fund, other UBS Funds, UBS PACE'sm' Select funds and other funds for which UBS Global AM or any of its affiliates serve as principal underwriter) to shareholders who buy $10 million or more at any one time.


    ADDITIONAL EXCHANGE AND REDEMPTION INFORMATION. As discussed in the Prospectus, eligible shares of the fund may be exchanged for shares of the corresponding class of most other Family Funds. Class Y shares are not eligible for exchange. Shareholders will receive at least 60 days' notice of any termination or material modification of the exchange offer, except no notice need be given if, under extraordinary circumstances, either redemptions are suspended under the circumstances described below or a fund temporarily delays or ceases the sales of its shares because it is unable to invest amounts effectively in accordance with the fund's investment objective, policies and restrictions.

    If conditions exist that make cash payments undesirable, the fund reserves the right to honor any request for redemption by making payment in whole or in part in securities chosen by the fund and valued in the same way as they would be valued for purposes of computing the fund's net asset value. Any such redemption in kind will be made with readily marketable securities, to the extent available. If payment is made in securities, a shareholder may incur brokerage expenses in converting these securities into cash. The fund has elected, however, to be governed by Rule 18f-1 under the Investment Company Act, under which it is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for one shareholder. This election is irrevocable unless the SEC permits its withdrawal.

    The fund may suspend redemption privileges or postpone the date of payment during any period (1) when the New York Stock Exchange ('NYSE') is closed or trading on the NYSE is restricted as determined by the SEC, (2) when an emergency exists, as defined by the SEC, that makes it not reasonably practicable for a fund to dispose of securities owned by it or fairly to determine the value of its assets or (3) as the SEC may otherwise permit. The redemption price may be more or less than the shareholder's cost, depending on the market value of the fund's portfolio at the time.

    FINANCIAL INSTITUTIONS. The fund may authorize financial institutions or their agents, to accept on its behalf purchase and redemption orders that are in 'good form' in accordance with the policies of those service institutions. The fund will be deemed to have received these purchase and redemption orders when a service organization or its agent accepts them. Like all customer orders, these orders will be priced based on the fund's net asset value next computed after receipt of the order by the financial institutions or their agents. Financial institutions may include retirement plan service providers who aggregate purchase and redemption instructions received from numerous retirement plans or plan participants.

    AUTOMATIC INVESTMENT PLAN -- CLASS A, CLASS B AND CLASS C SHARES.
UBS Global AM or your investment professional may offer an automatic investment plan with a minimum initial investment of $1,000 through which the fund will deduct $50 or more on a monthly, quarterly, semi-annual or annual basis from the investor's bank account to invest directly in the fund's Class A, Class B or Class C shares. In addition to providing a convenient and disciplined manner of investing, participation in the automatic investment plan enables an investor to use the technique of 'dollar cost averaging.' When a shareholder invests the same dollar amount each month under the plan, the shareholder will purchase more shares when the fund's net asset value per share is low and fewer shares when the net asset value per share is high. Using this technique, a shareholder's average purchase price per share over any given period will be lower than if the shareholder purchased a fixed number of shares on a monthly basis during the period. Of course, investing through the automatic investment plan does not assure a profit or protect against loss in declining markets. Additionally, since an automatic investment plan involves continuous investing regardless of price levels, an investor should consider his or her financial ability to continue purchases through periods of both low and high price levels. An investor should also consider whether a large, single investment in Class B or Class C shares would qualify for Class A sales load reductions.



    AUTOMATIC CASH WITHDRAWAL PLAN -- CLASS A, CLASS B AND CLASS C SHARES. The automatic cash withdrawal plan allows investors to set up monthly, quarterly (March, June, September and December), semi-annual (June and December) or annual (December) withdrawals from their Family Funds accounts. Minimum balances and withdrawals vary according to the class of shares:


     Class A and Class C shares. Minimum value of fund shares is $5,000; minimum withdrawals of $100.

     Class B shares. Minimum value of fund shares is $10,000; minimum monthly, quarterly, and semi-annual and annual withdrawals of $100, $200, $300 and $400, respectively.

    Withdrawals under the automatic cash withdrawal plan will not be subject to a deferred sales charge if the investor withdraws no more than 12% of the value of the fund account when the investor signed up for the Plan (for Class B shares, annually; for Class A and Class C shares, during the first year under the Plan). Shareholders who elect to receive dividends or other distributions in cash may not participate in this plan.


    An investor's participation in the automatic cash withdrawal plan will terminate automatically if the 'Initial Account Balance' (a term that means the value of the fund account at the time the investor elects to participate in the automatic cash withdrawal plan), less aggregate redemptions made other than pursuant to the automatic cash withdrawal plan, is less than the minimum values specified above. Purchases of additional shares of the fund concurrent with withdrawals are ordinarily disadvantageous to shareholders because of tax liabilities and, for Class A shares, initial sales charges. On or about the 20th of a month for monthly, quarterly, semi-annual and annual plans, your investment professional will arrange for redemption by the fund of sufficient fund shares to provide the withdrawal payments specified by participants in the fund's automatic cash withdrawal plan. The payments generally are mailed approximately five Business Days (defined below under 'Valuation of Shares') after the redemption date. Withdrawal payments should not be considered dividends, but redemption proceeds. If periodic withdrawals continually exceed reinvested dividends and other distributions, a shareholder's investment may be correspondingly reduced. A shareholder may change the amount of the automatic cash withdrawal or terminate participation in the automatic cash withdrawal plan at any time without charge or penalty by written instructions with signatures guaranteed to your investment professional or PFPC. Instructions to participate in the plan, change the withdrawal amount or terminate participation in the plan will not be effective until five days after written instructions with signatures guaranteed are received by PFPC. Shareholders may request the forms needed to establish an automatic cash withdrawal plan from their investment professionals or PFPC at 1-800-647 1568.



    INDIVIDUAL RETIREMENT ACCOUNTS. Self-Directed IRAs may be available through your investment professional through which investments may be made in shares of the fund, as well as in other investments. Investors considering establishing an IRA should review applicable tax laws and should consult their tax advisors.

    TRANSFER OF ACCOUNTS. If investors holding Class A, Class B, Class C or Class Y shares of the fund in a brokerage account transfer their brokerage accounts to another firm, the fund shares will be moved to an account with PFPC. However, if the other firm has entered into a dealer agreement with UBS Global AM relating to the fund, the shareholder may be able to hold fund shares in an account with the other firm.


                          CONVERSION OF CLASS B SHARES

    Class B shares of the fund will automatically convert to Class A shares of the fund, based on the relative net asset value per share of each class, as of the close of business on the first Business Day (as defined under 'Valuation of Shares') of the month in which the sixth, fourth, third or second anniversary (depending on the amount of shares purchased) of the initial issuance of those Class B shares. For the purpose of calculating the holding period required for conversion of Class B shares, the date of initial issuance shall mean (1) the date on which the Class B shares were issued or (2) for Class B shares obtained through an exchange, or a series of exchanges, the date on which the original Class B shares were issued. For purposes of conversion to Class A shares, Class B shares purchased through the reinvestment of dividends and other distributions paid in respect of Class B shares will be held in a separate sub-account. Each time any Class B shares in the shareholder's regular account (other than those in the sub-account) convert to Class A shares, a pro rata portion of the Class B shares in the sub-account will also convert to Class A shares. The portion will be determined by the ratio that the shareholder's Class B shares converting to Class A shares bears to the shareholder's total Class B shares not acquired through dividends and other distributions.

                              VALUATION OF SHARES

    The fund determines its net asset value per share separately for each class of shares, normally as of the close of regular trading (usually 4:00 p.m., Eastern time) on the NYSE on each Business Day, which is defined as each Monday through Friday when the NYSE is open. Prices will be calculated earlier when the NYSE closes early because trading has been halted for the day. Currently the NYSE is closed on the observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


    Securities and other assets are valued based upon market quotations when those quotations are readily available unless, in UBS Global AM's judgment, those quotations do not adequately reflect the fair value of the security. Securities that are listed on exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are generally valued on the exchange considered by UBS Global AM as the primary market. Securities traded in the over-the-counter market and listed on the Nasdaq Stock Market ('Nasdaq') normally are valued at the last available sale price on Nasdaq prior to valuation; other over-the-counter securities are valued at the last bid price available prior to valuation (other than short-term investments that mature in 60 days or less, which are valued as described further below). Securities and assets for which market quotations are not readily available may be valued based upon appraisals received from a pricing service using a computerized matrix system or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used. Securities also may be valued based upon appraisals derived from information concerning the security or similar securities received from recognized dealers in those securities. All cash, receivables and current payables are carried at their face value. All other securities and assets are valued at fair value as determined in good faith by or under the direction of the board. The amortized cost method of valuation generally is used to value debt obligations with 60 days or less remaining until maturity, unless the board determines that this does not represent fair value.

                            PERFORMANCE INFORMATION

    The fund's performance data quoted in advertising and other promotional materials ('Performance Advertisements') represent past performance and are not intended to indicate future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


    TOTAL RETURN (BEFORE TAXES) CALCULATIONS. Average annual total return quotes ('Standardized Return') used in the fund's Performance Advertisements are calculated according to the following formula:


    P(1 + T)'pp'n = ERV

where:          P = a hypothetical initial payment of $1,000 to purchase shares of a specified class
                T = average annual total return of shares of that class n = number of years
              ERV = ending redeemable value of a hypothetical $1,000 payment at the beginning of that period.


    TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS) CALCULATIONS. Total return (after taxes on distributions quotes used in the fund's Performance Advertisements are calculated according to the following formula:



    P(1 + T)'pp'n = ATV[u]D

where:          P = a hypothetical initial payment of $1,000 to purchase shares of a specified class
                T = average annual total return (after taxes on distributions)
                    of shares of that class
                n = number of years
          ATV[u]D = ending redeemable value of a hypothetical $1,000 payment at the beginning of that period, after taxes on fund distributions but not after taxes on redemptions.



    TOTAL RETURN (AFTER TAXES ON DISTRIBUTION AND REDEMPTIONS) CALCULATIONS. Total return (after taxes on distributions and redemptions quotes used in the fund's Performance Advertisements are calculated according to the following formula:



    P(1 + T)'pp'n = ATV[u]DR

where:          P = a hypothetical initial payment of $1,000 to purchase shares of a specified class
                T = average annual total return (after taxes on distributions and redemptions) of shares of that class
                n = number of years
         ATV[u]DR = ending redeemable value of a hypothetical $1,000 payment at the beginning of that period, after taxes on fund distributions and redemptions.



    Under the foregoing formulas, the time periods used in Performance Advertisements will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertisement for publication. Total return, or 'T' in the formula above, is computed by finding the average annual change before or after taxes, as applicable, in the value of an initial $1,000 investment over the period. In calculating the ending redeemable value, for Class A and Class C shares, the maximum sales charge of 5.5% and 1%, respectively, is deducted from the initial $1,000 payment and, for Class B and Class C shares, the applicable contingent deferred sales charge imposed on a redemption of Class B or Class C shares held for the period is deducted. All dividends and other distributions are assumed to have been reinvested at net asset value.


    The fund also may refer in Performance Advertisements to total return performance data that are not calculated according to the formula set forth above ('Non-Standardized Return'). The fund calculates Non-Standardized Return for specified periods of time by assuming an investment of $1,000 in fund shares and assuming the reinvestment of all dividends and other distributions. The rate of return is determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the initial value. Neither initial nor contingent deferred sales charges are taken into account in calculating Non-Standardized Return; the inclusion of those charges would reduce the return.

    Both Standardized Return and Non-Standardized Return for Class B shares for periods of over six years reflect conversion of the Class B shares to Class A shares at the end of the sixth year.

    The following tables show performance information for each class of the fund's shares outstanding for the periods indicated. All returns for periods of more than one year are expressed as an average annual return.


CLASS                                        CLASS A     CLASS B     CLASS C     CLASS Y
(INCEPTION DATE)                            (5/10/93)   (1/30/96)   (7/22/92)   (5/10/93)
----------------                            ---------   ---------   ---------   ---------
YEAR ENDED AUGUST 31, 2002:
    Standardized Return Before Taxes*.....   (23.25)%    (23.42)%    (21.01)%    (18.54)%
    Standardized Return After Taxes on
      Distributions*......................   (23.43)%    (23.57)%    (21.15)%    (18.74)%
    Standardized Return After Taxes on
      Distributions And Redemptions of
      Fund Shares*........................   (14.23)%    (14.33)%    (12.85)%    (11.33)%
    Non-Standardized Return...............   (18.79)%    (19.41)%    (19.39)%    (18.54)%

FIVE YEARS ENDED AUGUST 31, 2002:
    Standardized Return Before Taxes*.....     1.16%       1.18%       1.34%       2.62%
    Standardized Return After Taxes on
      Distributions*......................     0.20%       0.35%       0.53%       1.59%
    Standardized Return After Taxes on
      Distributions And Redemptions of
      Fund Shares*........................     0.88%       0.97%       1.10%       2.02%
    Non-Standardized Return...............     2.31%       1.53%       1.54%       2.62%

TEN YEARS ENDED AUGUST 31, 2002:
    Standardized Return Before Taxes*.....     N/A         N/A         8.95%       N/A
    Standardized Return After Taxes on
      Distributions*......................     N/A         N/A         7.91%       N/A
    Standardized Return After Taxes on
      Distributions And Redemptions of
      Fund Shares*........................     N/A         N/A         7.27%       N/A
    Non-Standardized Return...............     N/A         N/A         9.06%       N/A

INCEPTION TO AUGUST 31, 2002:
    Standardized Return Before Taxes*.....     9.08%       6.84%       8.95%      10.06%
    Standardized Return After Taxes on
      Distributions*......................     7.78%       6.22%       7.93%       8.68%
    Standardized Return After Taxes on
      Distributions And Redemptions of
      Fund Shares*........................     7.20%       5.71%       7.28%       8.01%
    Non-Standardized Return...............     9.75%       6.84%       9.06%      10.06%


---------

* All Standardized Return figures for Class A and Class C shares reflect deduction of the current maximum sales charge of 5.5% and 1%, respectively. All Standardized Return figures for Class B and Class C shares reflect deduction of the applicable deferred sales charges imposed on a redemption of shares held for the period. Class Y shares do not impose an initial or deferred sales charge; therefore, the performance information is the same for both standardized return and non-standardized return for the periods indicated.

    OTHER INFORMATION. In Performance Advertisements, the fund may compare its Standardized Return and/or their Non-Standardized Return with data published by Lipper Inc. ('Lipper') CDA Investment Technologies, Inc. ('CDA'), Wiesenberger Investment Companies Service ('Wiesenberger'), Investment Company Data, Inc. ('ICD') or Morningstar Mutual Funds ('Morningstar'), with the performance of recognized stock, bond and other indices and changes in the Consumer Price Index as published by the U.S. Department of Commerce. The fund also may refer in such materials to mutual fund performance rankings and other data, such as comparative asset, expense and fee levels, published by Lipper, CDA, Wiesenberger, ICD or Morningstar. Performance Advertisements also may refer to discussions of the funds and comparative mutual fund data and ratings reported in independent periodicals. Comparisons in Performance Advertisements may be in graphic form.

    Ratings may include criteria relating to portfolio characteristics in addition to performance information. In connection with a ranking, a fund may also provide additional information with respect to the ranking, such as the particular category to which it relates, the number of funds in the category, the criteria on which the ranking is based, and the effect of sales charges, fee waivers and/or expense reimbursements.

    The fund may also compare its performance with the performance of bank certificates of deposit (CDs) as measured by the CDA Certificate of Deposit Index, the Bank Rate Monitor National Index and the averages of yields of CDs of major banks published by Banxquote'r' Money Markets.

                                     TAXES

    BACKUP WITHHOLDING. The fund is required to withhold up to 30% of all dividends, capital gain distributions and redemption proceeds payable to individuals and certain other non-corporate shareholders who do not provide the fund or UBS Global AM or the applicable dealer with a correct taxpayer identification number. Withholding at that rate also is required from dividends and capital gain distributions payable to those shareholders who otherwise are subject to backup withholding.


    SALE OR EXCHANGE OF FUND SHARES. A shareholder's sale (redemption) of fund shares may result in a taxable gain or loss, depending on whether the shareholder receives more or less than his or her adjusted basis in the shares (which normally includes any initial sales charge paid on Class A shares). An exchange of the fund's shares for shares of another Family Fund generally will have similar tax consequences. In addition, if the fund's shares are bought within 30 days before or after selling other shares of the fund (regardless of class) at a loss, all or a portion of that loss will not be deductible and will increase the basis of the newly purchased shares.

    SPECIAL RULE FOR CLASS A SHAREHOLDERS. A special tax rule applies when a shareholder sells or exchanges Class A shares of the fund within 90 days of purchase and subsequently acquires Class A shares of the fund or another Family Fund without paying a sales charge due to the 365-day reinstatement privilege or the exchange privilege. In these cases, any gain on the sale or exchange of the original Class A shares would be increased, or any loss would be decreased, by the amount of the sales charge paid when those shares were bought, and that amount would increase the basis in the Family Fund shares subsequently acquired.

    CONVERSION OF CLASS B SHARES. A shareholder will recognize no gain or loss as a result of a conversion of Class B shares to Class A shares.

    QUALIFICATION AS A REGULATED INVESTMENT COMPANY. The fund intends to continue to qualify for treatment as a regulated investment company ('RIC') under the Internal Revenue Code. To so qualify, the fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of taxable net investment income and net short-term capital gain) determined without regard to any deduction for dividends paid ('Distribution Requirement') and must meet several additional requirements. These additional requirements include the following: (1) the fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities, or other income (including gains from options or futures) derived with respect to its business of investing in securities ('Income Requirement'); (2) at the close of each quarter of the fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities that are limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and
(3) at the close of each quarter of the fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer. By qualifying for treatment as a RIC, the fund (but not its shareholders) will be relieved of federal income tax on the part of the investment company taxable income that it distributes to shareholders.


    If the fund failed to qualify for treatment as a RIC for any taxable year,
(1) it would be taxed as an ordinary corporation on its taxable income for that year without being able to deduct the distributions it makes to its shareholders and (2) the shareholders would treat all those distributions, including distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), as dividends (that is, ordinary income) to the extent of the fund's current and accumulated earnings and profits. In addition, the fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.


    OTHER INFORMATION. Dividends and other distributions the fund declares in December of any year that are payable to shareholders of record on a date in that month will be deemed to have been paid by the fund and received by the shareholders on December 31 if the fund pays the distributions during the following January.

    A portion of the dividends (whether paid in cash or in additional fund shares) from the fund's investment company taxable income may be eligible for the dividends-received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends the fund receives from U.S. corporations. However, dividends a corporate shareholder receives and deducts pursuant to the dividends-received deduction are subject indirectly to the federal alternative minimum tax.

    If fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received thereon. Investors also should be aware that if shares are purchased shortly before the record date for any dividend or capital gain distribution, the shareholder will pay full price for the shares and receive some portion of the price back as a taxable distribution.


    The fund will be subject to a nondeductible 4% excise tax ('Excise Tax') to the extent it fails to distribute by the end of any calendar year 98% of all of its ordinary income for the calendar year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.


    The fund may invest in the stock of 'passive foreign investment companies' ('PFICs') if that stock is a permissible investment. A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the fund will be subject to federal income tax on a portion of any 'excess distribution' received on the stock of a PFIC or of any gain from disposition of that stock (collectively 'PFIC income'), plus interest thereon, even if the fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.

    If the fund invests in a PFIC and elects to treat the PFIC as a 'qualified electing fund' ('QEF'), then in lieu of the foregoing tax and interest obligation, the fund will be required to include in income each year its pro rata share of the QEF's annual ordinary earnings and net capital gain (which it may have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax), even if the QEF does not distribute those earnings and gain to the fund. In most instances it will be very difficult, if not impossible, to make this election because of certain of its requirements.

    The fund may elect to 'mark to market' its stock in any PFIC. 'Marking to market,' in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of a PFIC's stock over the fund's adjusted basis therein as of the end of that year. Pursuant to the election, the fund also would be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the fund included for prior taxable years under the election (and under regulations proposed in 1992 that provided a similar election with respect to the stock of certain PFICs). The fund's adjusted basis in each PFIC's stock with respect to which it has made this election will be adjusted to reflect the amounts of income included and deductions taken thereunder.

    The use of hedging strategies involving Derivative Instruments, such as writing (selling) and purchasing options and futures contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses the fund realizes in connection therewith. Gains from options and futures derived by the fund with respect to its business of investing in securities will qualify as permissible income under the Income Requirement.

    Certain futures contracts and listed nonequity options (such as those on a securities index) in which the fund may invest may be subject to section 1256 of the Internal Revenue Code ('section 1256 contracts'). Any section 1256 contracts the fund holds at the end of each taxable year generally must be 'marked-to-market' (that is, treated as having been sold at that time for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. These rules may operate to increase the amount that the fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income, and to increase the net capital gain the fund recognizes, without in either case increasing the cash available to the fund. The fund may elect not to have the foregoing rules apply to any 'mixed straddle' (that is, a straddle, clearly identified by the fund in accordance with the regulations, at least one (but not all) of the positions of which are section 1256 contracts), although doing so may have the effect of increasing the relative proportion of net short-term capital gain (taxable as ordinary income) and thus increasing the amount of dividends that must be distributed.

    Offsetting positions in any actively traded security, option, futures or forward currency contract entered into or held by the fund may constitute a 'straddle' for federal income tax purposes. Straddles are subject to certain rules that may affect the amount, character and timing of the fund's gains and losses with respect to positions of the straddle by requiring, among other things, that (1) loss realized on disposition of one position of a straddle be deferred to the extent of any unrealized gain in an offsetting position until the latter position is disposed of, (2) the fund's holding period in certain straddle positions not begin until the straddle is terminated (possibly resulting in gain being treated as short-term rather than long-term capital gain) and (3) losses recognized with respect to certain straddle positions, that otherwise would constitute short-term capital losses, be treated as long-term capital losses. Applicable regulations also provide certain 'wash sale' rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and 'short sale' rules applicable to straddles. Different elections are available to the fund, which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles.

    When a covered call option written (sold) by the fund expires, it will realize a short-term capital gain equal to the amount of the premium it received for writing the option. When the fund terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less (or more) than the premium it received when it wrote the option. When a covered call option written by the fund is exercised, it will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending on the holding period of the underlying security and whether the sum of the option price received on the exercise plus the premium received when it wrote the option is more or less than the underlying security's basis.

    If the fund has an 'appreciated financial position' -- generally, an interest (including an interest through an option or futures contract or short sale) with respect to any stock, debt instrument (other than 'straight debt') or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a 'constructive sale' of the position, the fund will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or a futures contract entered into by the fund or a related person with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to a transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the fund's risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

    The foregoing is only a general summary of some of the important federal tax considerations generally affecting the fund and its shareholders. No attempt is made to present a complete explanation of the federal tax treatment of the fund's activities, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential investors are urged to consult their own tax advisers for more detailed information and for information regarding any state, local or foreign taxes applicable to the fund and to dividends and other distributions therefrom.

                               OTHER INFORMATION


    MASSACHUSETTS BUSINESS TRUST. The Trust is an entity of the type commonly known as a 'Massachusetts business trust.' Under Massachusetts law, shareholders of the fund could, under certain circumstances, be held personally liable for the obligations of the fund or the Trust. However, the Trust's Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust or its series (the fund) and requires that notice of such disclaimer be given in each written instrument made or issued by the trustees or by any officers or officer by or on behalf of the Trust, a series, the trustees or any of them in connection with the Trust. The trust instrument provides for indemnification from the fund's property for all losses and expenses of any series shareholder held personally liable for the obligations of the fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the fund itself would be unable to meet its obligations, a possibility which UBS Global AM believes is remote and not material. Upon payment of any liability incurred by a shareholder solely by reason of being or having been a shareholder of the fund, the shareholder paying such liability will be entitled to reimbursement from the general assets of the fund. The trustees intend to conduct the fund's operations in such a way as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the fund.


    CLASSES OF SHARES. The fund consists of Class A shares, Class B shares, Class C shares and Class Y shares. Class B shares include Sub-Class B-1 shares, Sub-Class B-2 shares, Sub-Class B-3 and Sub-Class B-4 shares. A share of each class of the fund represents an identical interest in the fund's investment portfolio and has the same rights, privileges and preferences. However, each class may differ with respect to sales charges, if any, distribution and/or service fees, if any, other expenses allocable exclusively to each class, voting rights on matters exclusively affecting that class, and its exchange privilege, if any. The different sales charges and other expenses applicable to the different classes of shares of the fund will affect the performance of those classes. Each share of the fund is entitled to participate equally in dividends, other distributions and the proceeds of any liquidation of that fund. However, due to the differing expenses of the classes, dividends and liquidation proceeds on Class A, Class B, Class C and Class Y shares will differ.

    VOTING RIGHTS. Shareholders of the fund are entitled to one vote for each full share held and fractional votes for fractional shares held. Voting rights are not cumulative and, as a result, the holders of more than 50% of all the shares of the Trust may elect all its board members. The shares of the fund will be voted together, except that only the shareholders of a particular class of the fund may vote on matters affecting only that class, such as the terms of a Rule 12b-1 Plan as it relates to the class. The shares of each series of the Trust will be voted separately, except when an aggregate vote of all the series is required by law.

    The fund does not hold annual meetings. Shareholders of record of no less than two-thirds of the outstanding shares of the Trust may remove a board member through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. A meeting will be called to vote on the removal of a board member at the written request of holders of 10% of the outstanding shares of the Trust.

    CLASS-SPECIFIC EXPENSES. The fund may determine to allocate certain of its expenses (in addition to service and distribution fees) to the specific classes of its shares to which those expenses are attributable. For example, Class B and Class C shares bear higher transfer agency fees per shareholder account than those borne by Class A or Class Y shares. The higher fee is imposed due to the higher costs incurred by the transfer agent in tracking shares subject to a deferred sales charge because, upon redemption, the duration of the shareholder's investment must be determined in order to determine the applicable charge. Although the transfer agency fee will differ on a per account basis as stated above, the specific extent to which the transfer agency fees will differ between the classes as a percentage of net assets is not certain, because the fee as a percentage of net assets will be affected by the number of shareholder accounts in each class and the relative amounts of net assets in each class.


    PRIOR NAMES. Prior to April 8, 2002, the Trust was known as 'Brinson Investment Trust,' and the fund was known as 'Brinson Tactical Allocation Fund.' Prior to June 4, 2001, the Trust was known as 'PaineWebber Investment Trust,' and the fund was known as 'PaineWebber Tactical Allocation Fund.'



    CUSTODIAN AND RECORDKEEPING AGENT; TRANSFER AND DIVIDEND AGENT. State Street Bank and Trust Company, located at 1776 Heritage Drive, North Quincy, Massachusetts 02171, serves as custodian and recordkeeping agent for the fund. PFPC, a subsidiary of PNC Bank, N.A., located at 400 Bellevue Parkway, Wilmington, DE 19809, serves as the fund's transfer and dividend disbursing agent.



    COUNSEL. The law firm of Dechert, 1775 Eye Street, N.W., Washington, D.C. 20006-2401, serves as counsel to the fund. Dechert also acts as counsel to UBS Global AM in connection with other matters. Willkie Farr & Gallagher, 787 Seventh Avenue, New York, New York 10019, serves as independent counsel to the Independent Trustees.



    AUDITORS. Ernst & Young LLP, 5 Times Square, New York, New York 10036, serves as the fund's independent auditors.


                              FINANCIAL STATEMENTS


    The fund's Annual Report to Shareholders for its last fiscal year ended August 31, 2002 is a separate document supplied with this SAI, and the financial statements, accompanying notes and report of independent auditors or independent accountants appearing therein are incorporated herein by this reference.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

INVESTORS SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THE PROSPECTUS AND THIS STATEMENT OF ADDITIONAL INFORMATION. THE FUND AND ITS PRINCIPAL UNDERWRITER HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT. THE PROSPECTUS AND THIS STATEMENT OF ADDITIONAL INFORMATION ARE NOT AN OFFER TO SELL SHARES OF THE FUND IN ANY JURISDICTION WHERE THE FUND OR ITS PRINCIPAL UNDERWRITER MAY NOT LAWFULLY SELL THOSE SHARES.

                                  ------------


                                                                             UBS
                                                             Tactical Allocation
                                                                            Fund
                                      ------------------------------------------
                                             Statement of Additional Information
                                                               December 27, 2002
                                      ------------------------------------------



'c'2002 UBS Global Asset Management (US) Inc. All rights reserved.

                            PART C. OTHER INFORMATION

Item 23. Exhibits



(1)   (a)   Amended and Restated Declaration of Trust 1/

      (b)   Amendment to Amended and Restated Declaration of Trust, effective
            June 4, 2001 2/

      (c)   Amendment to Amended and Restated Declaration of
            Trust, effective November 5, 2001 2/

      (d) Certificate of Amendment to Amended and Restated Declaration of Trust effective April 8, 2002 (filed herewith)

(2)   (a)   Amended and Restated By-Laws 1/

      (b)   Amendment to Restated By-Laws dated October 23, 2001 2/

      (c)   Certificate of Amendment to Restated By-Laws dated February 19, 2002
            (filed herewith)

(3) Instruments defining the rights of holders of Registrant's shares of beneficial interest 3/

(4)   Investment Advisory and Administration Contract 4/

(5)   (a)   Principal Underwriting Contract (filed herewith)

      (b)   PaineWebber Dealer Agreement 5/

      (c)   Form of Selected Dealer Agreement 6/

(6)   Bonus, profit sharing or pension plans - none

(7)   (a)   Custodian Agreement 1/

      (b)   Amendment to Custody Contract dated August 20, 1999
            (filed herewith)

(8)   Transfer Agency Agreement 7/

(9)   Opinion and consent of counsel (filed herewith)

(10) Other opinions, appraisals, rulings and consents: Auditor's consent (filed herewith)

(11)  Financial statements omitted from Part B - none

(12)  Letter of Investment Intent 1/

(13)  (a)   Shareholder Services Plan with respect to Class A
            Shares (filed herewith)

      (b)   Rule 12b-1 Plan of Distribution with respect to Class B Shares 8/

      (c)   Rule 12b-1 Plan of Distribution with respect to Class C Shares 8/

(14)  Multiple Class Plan pursuant to Rule 18f-3 2/

(15) Code of Ethics for Registrant, its investment advisor and its principal underwriter (filed herewith)

(16)  Powers of Attorney for Mrs. Alexander and Messrs. Armstrong, Beaubien,
      Bewkes, Burt, Feldberg, Gowen, Hewitt, Janklow, Schafer, White, and
      Storms 9/

(17)  Powers of Attorney for Messrs. Malek and Schubert 10/

_______________________________

1/ Incorporated by reference from Post-Effective Amendment No. 22 to the registration statement, SEC File No. 33-39659, filed on February 27, 1998.

2/ Incorporated by reference from Post-Effective Amendment No. 33 to the registration statement, SEC File No. 33-39659, filed on November 1, 2001.

3/     Incorporated by reference from Articles IV, V, VI, VII and X of
       Registrant's Amended and Restated Declaration of Trust and from Articles
       II and XI of Registrant's Amended and Restated By-Laws, filed with
       Post-Effective Amendment No. 22 to the registration statement, SEC File
       No. 33-39659, filed on February 27, 1998.

4/ Incorporated by reference from Post-Effective Amendment No. 14 to the registration statement, SEC File No. 33-39659, filed on December 29,
       1995.

5/ Incorporated by reference from Post-Effective Amendment No. 32 to the registration statement, SEC File No. 33-39659, filed on December 27,
       2000.

6/ Incorporated by reference from Post-Effective Amendment No. 44 to the registration statement of UBS Master Series, Inc., SEC File No. 33-2524, filed on June 27, 2001.

7/ Incorporated by reference from Post-Effective Amendment No. 23 to the registration statement, SEC File No. 33-39659, filed on September 1,
       1998.

8/ Incorporated by reference from Pre-Effective Amendment No. 25 to the registration statement, SEC File No. 33-39659, filed on November 23,
       1998.

9/ Incorporated by reference from Post-Effective Amendment No. 6 to the registration statement of UBS Index Trust, SEC File No. 333-27917, filed on September 28, 2001.

10/ Incorporated by reference from Post-Effective Amendment No. 7 to the registration statement of UBS Index Trust, SEC File No. 333-27917, filed on October 31, 2001.


Item 24. Persons Controlled by or under Common Control with Registrant

         None.

Item 25. Indemnification

         Section 4.2 of Article IV of the Registrant's Amended and Restated Declaration of Trust, as amended, ("Declaration of Trust") provides that no Trustee, officer, employee or agent of the Trust shall be liable to the Trust, its shareholders, or to any shareholder, Trustee, officer, employee, or agent thereof for any action or failure to act (including without limitation the failure to compel in any way any former or acting Trustee to redress any breach of trust) except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of the duties involved in the conduct of his office.

         Section 4.3(a) of Article IV of the Declaration of Trust provides that the appropriate series of the Registrant will indemnify its Trustees and officers to the fullest extent permitted by law against all liability and against all expenses reasonably incurred or paid by such Trustees and officers in connection with any claim, action, suit or proceeding in which such Trustee or officer becomes involved as a party or otherwise by virtue of his or her being or having been a Trustee or officer and against amounts paid or incurred by him or her in the settlement thereof. Additionally, Section 4.3(b) of Article IV provides that no such person shall be indemnified (i) where such person is liable to the Trust, a series thereof or the shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, (ii) where such person has been finally adjudicated not to have acted in good faith in the reasonable belief that his or her action was in the best interest of the Trust, or a series thereof, or (iii) in the event of a settlement or other disposition not involving a final adjudication as provided in (ii) above resulting in a payment by a Trustee or officer, unless there has been a determination by the court of other body approving the settlement or other disposition or based upon a review of readily available facts by vote of a majority of the non-interested Trustees or written opinion of independent legal counsel, that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. Section 4.3(b) of Article IV further provides that the rights of indemnification may be insured against by policies maintained by the Trust.
Section 4.4 of Article IV provides that no Trustee shall be obligated to give any bond or other security for the performance of any of his or her duties hereunder.

         Section 4.6 of Article IV provides that each Trustee, officer or employee of the Trust or a series thereof shall, in the performance of his or her duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust or a series thereof, upon an opinion of counsel, or upon reports made to the Trust or a series thereof by any of its officers or employees or by the investment advisor, the administrator, the distributor, transfer agent, selected dealers, accountants, appraisers or other experts or consultants selected with reasonable care by the Trustees, officers or employees of the Trust, regardless of whether such counsel or expert may also be a Trustee.

         Section 9 of the Investment Advisory and Administration Contract ("Advisory Contract") between UBS Global Asset Management (US) Inc. ("UBS Global AM") and the Trust provides that UBS Global AM shall not be liable for any error of judgment or mistake of law or for any loss suffered by any series of the Registrant in connection with the matters to which each Advisory Contract relates, except for a loss resulting from the willful misfeasance, bad faith, or gross negligence of UBS Global AM in the performance of its duties or from its reckless disregard of its obligations and duties under the Advisory Contract. Each Advisory Contract also provides that the Trustees shall not be liable for any obligations of the Trust or any series under the Advisory Contract and that UBS Global AM shall look only to the assets and property of the Registrant in settlement of such right or claim and not to the assets and property of the Trustees.

         Section 9 of the Principal Underwriting Contract provides that the Trust will indemnify UBS Global AM and its officers, directors and controlling persons against all liabilities arising from any alleged untrue statement of material fact in the Registration Statement or from any alleged omission to state in the Registration Statement a material fact required to be stated in it or necessary to make the statements in it, in light of the circumstances under which they were made, not misleading, except insofar as liability arises from untrue statements or omissions made in reliance upon and in conformity with information furnished by UBS Global AM to the Trust for use in the Registration Statement; and provided that this indemnity agreement shall not protect any such persons against liabilities arising by reason of their bad faith, gross negligence or willful misfeasance; and shall not inure to the benefit of any such persons unless a court of competent jurisdiction or controlling precedent determines that such result is not against public policy as expressed in the Securities Act of 1933, as amended ("1933 Act"). Section 9 of the Principal Underwriting Contract also provides that UBS Global AM agrees to indemnify, defend and hold the Trust, its officers and Trustees free and harmless of any claims arising out of any alleged untrue statement or any alleged omission of material fact contained in information furnished by UBS Global AM for use in the Registration Statement or arising out of an agreement between UBS Global AM and any retail dealer, or arising out of supplementary literature or advertising used by UBS Global AM in connection with the Principal Underwriting Contract.

         Section 15 of the Principal Underwriting Contract contains provisions similar to that of the section of each Advisory Contract limiting the liability of the Trust's trustees.

         Section 9 of the Dealer Agreement contains provisions similar to
Section 9 of the Principal Underwriting Contract with respect to UBS PaineWebber Incorporated ("PaineWebber"). Section 13 of the

Form of Selected Dealer Agreement also contains provisions similar to Section 9 of the Principal Underwriting Contract with respect to the applicable dealer.

         Insofar as indemnification for liabilities arising under the 1933 Act, may be provided to Trustees, officers and controlling persons of the Trust, pursuant to the foregoing provisions or otherwise, the Trust has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Trust of expenses incurred or paid by a Trustee, officer or controlling person of the Trust in connection with the successful defense of any action, suit or proceeding or payment pursuant to any insurance policy) is asserted against the Trust by such Trustee, officer or controlling person in connection with the securities being registered, the Trust will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of Investment Advisor

         UBS Global AM, a Delaware corporation, is a registered investment advisor and is an indirect wholly owned subsidiary of UBS AG. UBS Global AM is primarily engaged in providing investment management, administration and distribution services. Information as to the officers and directors of UBS Global AM is included in its Form ADV, as filed with the Securities and Exchange Commission (registration number 801-13219) and is incorporated herein by reference.


Item 27.  Principal Underwriters

(a) UBS Global AM serves as principal underwriter and/or investment advisor, sub-advisor, or manager for the following investment companies:

                  ALL-AMERICAN TERM TRUST INC.
                  UBS  FINANCIAL SERVICES FUND INC.
                  UBS  INDEX TRUST
                  UBS  MANAGED INVESTMENTS TRUST
                  UBS  MASTER SERIES, INC.
                  UBS  MONEY SERIES
                  UBS  SECURITIES TRUST
                  UBS  SERIES TRUST

                  GLOBAL HIGH INCOME DOLLAR FUND INC.
                  INSURED MUNICIPAL INCOME FUND INC.
                  INVESTMENT GRADE MUNICIPAL INCOME FUND INC.
                  LIQUID INSTITUTIONAL RESERVES
                  MANAGED HIGH YIELD PLUS FUND INC.

                  UBS PACE SELECT ADVISORS TRUST

                  STRATEGIC GLOBAL INCOME FUND, INC.
                  UBS PAINEWEBBER CASHFUND, INC.
                  UBS PAINEWEBBER MANAGED MUNICIPAL TRUST
                  UBS PAINEWEBBER MUNICIPAL MONEY MARKET SERIES
                  UBS PAINEWEBBER RMA MONEY FUND, INC.
                  UBS PAINEWEBBER RMA TAX-FREE FUND, INC.

                  THE UBS FUNDS
                  FRESCO INDEX SHARES FUNDS

(b) UBS Global AM is the Registrant's principal underwriter. The directors and officers of UBS Global AM, their principal business addresses and their positions and offices with UBS Global AM are identified in its Form ADV filed with the Securities and Exchange Commission (registration number 801-13219) and such information is hereby incorporated herein by reference. The information set forth below is furnished for those directors and officers of UBS Global AM who also serve as trustees or officers of the Registrant.



Name                          Positions and Offices With            Positions and Offices With Underwriter
----                          Registrant                            --------------------------------------
                              ----------
Brian M. Storms*              President                             Chief Executive Officer, Director and President of
                                                                    UBS Global AM

T. Kirkham Barneby*           Vice President                        Managing Director -- Quantitative Investments of
                                                                    UBS Global AM

Thomas Disbrow*               Vice President and Assistant          Director and a Senior Manager of the Mutual Fund
                              Treasurer                             Finance Department of UBS Global AM

Amy R. Doberman*              Vice President and Secretary          Managing Director and General Counsel of UBS
                                                                    Global AM

David M. Goldenberg*          Vice President and Assistant          Executive Director and Deputy General Counsel of
                              Secretary                             UBS Global AM

Kevin J. Mahoney*             Vice President and Assistant          Director and a Senior Manager of the Mutual Fund
                              Treasurer                             Finance Department of UBS Global AM

Paul H. Schubert*             Vice President and Treasurer          Executive Director and Head of the Mutual Fund
                                                                    Finance Department of UBS Global AM

Keith A. Weller*              Vice President and Assistant          Director and Senior Associate General Counsel of
                              Secretary                             UBS Global AM

_________________

* This person's business address is 51 West 52nd Street, New York, New York 10019-6114.



(c) None.

Item 28. Location of Accounts and Records

         The books and other documents required by (i) paragraphs (b)(4), (c) and (d) of Rule 31a-1; and (ii) paragraphs (a)(3), (a)(4), (a)(5), (c) and (e) of Rule 31a-2 under the Investment Company Act of 1940 are maintained in the physical possession of UBS Global AM at 51 West 52nd Street, New York, New York 10019-6114, c/o Compliance Department. All other accounts, books and documents required by Rule 31a-1 are maintained in the physical possession of Registrant's transfer agent and custodian.


Item 29. Management Services

         Not applicable.

Item 30. Undertakings

         None.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Post-Effective Amendment to its Registration Statement under Rule 485(b) of the Securities Act of 1933 and has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York, on the 23rd day of December, 2002.

                                    UBS INVESTMENT TRUST


                                    By:  /s/ David M. Goldenberg
                                         --------------------------------------
                                         David M. Goldenberg
                                         Vice President and Assistant Secretary


         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment has been signed below by the following persons in the capacities and on the dates indicated:


Signature                                  Title                                Date
---------                                  -----                                ----
  /s/  Margo N. Alexander                  Trustee                              December 23, 2002
-------------------------------
Margo N. Alexander*


  /s/  Richard Q. Armstrong                Trustee                              December 23, 2002
-------------------------------
Richard Q. Armstrong*


  /s/  David J. Beaubien                   Trustee                              December 23, 2002
-------------------------------
David J. Beaubien*


  /s/  E. Garrett Bewkes, Jr.              Trustee and Chairman                 December 23, 2002
-------------------------------            of the Board of Trustees
E. Garrett Bewkes, Jr.*


  /s/  Richard R. Burt                     Trustee                              December 23, 2002
-------------------------------
Richard R. Burt*


  /s/  Meyer Feldberg                      Trustee                              December 23, 2002
-------------------------------
Meyer Feldberg*


  /s/  George W. Gowen                     Trustee                              December 23, 2002
-------------------------------
George W. Gowen*

  /s/  William W. Hewitt, Jr.              Trustee                              December 23, 2002
-------------------------------
William W. Hewitt, Jr.*


  /s/  Morton Janklow                      Trustee                              December 23, 2002
-------------------------------
Morton Janklow*


  /s/  Frederic V. Malek                   Trustee                              December 23, 2002
-------------------------------
Frederic V. Malek**


  /s/  Carl W. Schafer                     Trustee                              December 23, 2002
-------------------------------
Carl W. Schafer*


  /s/  William D. White                    Trustee                              December 23, 2002
-------------------------------
William D. White*


  /s/  Brian M. Storms                     President                            December 23, 2002
-------------------------------
Brian M. Storms***


  /s/  Paul H. Schubert                    Vice President and Treasurer         December 23, 2002
-------------------------------
Paul H. Schubert


* Signatures affixed by Ethan D. Corey pursuant to Powers of Attorney dated September 20, 2001 and incorporated by reference from Post Effective Amendment No. 6 to the Registration Statement of UBS Index Trust, SEC File No. 333-27917, filed September 28, 2001.

** Signature affixed by Ethan D. Corey pursuant to Power of Attorney dated September 20, 2001 and incorporated by reference from Post Effective Amendment No. 7 to the Registration Statement of UBS Index Trust, SEC File No. 333-27917, filed October 31, 2001.

*** Signatures affixed by Ethan D. Corey pursuant to Powers of Attorney dated September 25, 2001 and incorporated by reference from Post Effective Amendment No. 6 to the Registration Statement of UBS Index Trust, SEC File No. 333-27917, filed September 28, 2001.

                              UBS INVESTMENT TRUST

                                  EXHIBIT INDEX


Exhibit
Number
-------
(1)(d)   Certificate of Amendment to Amended and Restated Declaration of Trust effective
         April 8, 2002

(2)(c)   Certificate of Amendment to Restated By-Laws dated February 19, 2002

(5)(a)   Principal Underwriting Contract

(7)(b)   Amendment to Custody Contract dated August 20, 1999

(9)      Opinion and consent of counsel

(10)     Other opinions, appraisals, rulings and consents: Auditor's consent

(13)(a)  Shareholder Services Plan with respect to Class A Shares

(15) Code of Ethics for Registrant, its investment advisor and its principal underwriter





                          STATEMENT OF DIFFERENCES
                          ------------------------

The copyright symbol shall be expressed as .............................. 'c'
The registered trademark symbol shall be expressed as ................... 'r'
The service mark symbol shall be expressed as ........................... 'sm'
The dagger symbol shall be expressed as ................................. 'D'
Characters normally expressed as superscript shall be preceded by ....... 'pp'
Characters normally expressed as subscript shall be preceded by.......... [u]